UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22673

PIMCO Dynamic Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: March 31, 2015

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Semiannual Report

September 30, 2014

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund

PIMCO Dynamic Income Fund

		Page

Chairman/President Letter		2
Important Information About the Funds		5
Financial Highlights		16
Statements of Assets and Liabilities		18
Consolidated Statement of Assets and Liabilities		20
Statements of Operations		22
Consolidated Statement of Operations		23
Statements of Changes in Net Assets		24
Consolidated Statements of Changes in Net Assets		26
Statements of Cash Flows		27
Consolidated Statement of Cash Flows		28
Notes to Financial Statements		73
Glossary		99
Shareholder Meeting Results		100
Changes to Boards of Trustees/Changes to Portfolio Managers		101
Investment Strategy Updates		102
Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements for PIMCO High Income Fund and PIMCO Global StocksPLUS® & Income Fund		103

Fund	Fund Summary	Schedule of Investments

PIMCO Global StocksPlus® & Income Fund	10	29
PIMCO High Income Fund	12	45
PIMCO Dynamic Income Fund	14	57

Letter from the Chairman of the Board & President

Dear Shareholder:

As previously announced, on September 26, 2014, prior to the close of the reporting period, William “Bill” Gross, PIMCO’s former Chief Investment Officer (“CIO”) and co-founder, resigned from the firm. PIMCO’s Managing Directors elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. Outside of the reporting period on November 3, 2014, PIMCO announced that Marc Seidner will return to the firm effective November 12 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew will oversee Portfolio Management and trade floor activities in Europe and Asia-Pacific, and Mihir will oversee Portfolio Management and trade floor activities in the U.S. Furthermore, effective as of September 26, 2014, Alfred Murata and Mohit Mittal replaced Mr. Gross as portfolio managers for PIMCO High Income Fund. There have not been any changes to the portfolio management of PIMCO Global StocksPLUS® & Income Fund or PIMCO Dynamic Income Fund.

Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, will continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period, PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection — a process that is well institutionalized and will continue into PIMCO’s future.

For the six-month reporting period ended September 30, 2014

Global economic growth was mixed during the fiscal six-month reporting period ended September 30, 2014. Against this backdrop and a host of geopolitical issues, U.S. equities generated positive returns, whereas international developed equities produced less robust results. The U.S. bond market posted a modest gain during the reporting period.

2	PIMCO CLOSED-END FUNDS

The Standard & Poor’s 500 (“S&P 500”) Index, a proxy for the U.S. stock market, advanced 6.42%; the MSCI Europe, Australasia and Far East Index (“EAFE”) declined 2.03% in U.S. dollar terms; and the BofA Merrill Lynch U.S. High Yield Master II Index increased 0.59% for the six months ended September 30, 2014. The broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, rose 2.21% while the Barclays U.S. Treasury Bond Index returned 1.70% during the reporting period.

After several years of positive growth, severe winter weather in parts of the country appeared to be a headwind for the U.S. economy in early 2014. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 3.5% annual pace during the fourth quarter of 2013. According to the U.S. Commerce Department, GDP then contracted at an annual pace of 2.1% during the first quarter of 2014. However, this was a temporary setback, as GDP expanded at a 4.6% annual pace during the second quarter of 2014. This represented the strongest growth rate since the fourth quarter of 2011. According to the Commerce Department’s initial estimate, released on October 30, 2014, GDP expanded at an annual pace of 3.5% during the third quarter.

Economic growth in non-U.S. developed countries was mixed during the reporting period. Growth in the eurozone was tepid and falling inflation triggered concerns of deflation in the region. Against this backdrop, in June 2014 the European Central Bank (“ECB”) cut interest rates from 0.25% to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. In September 2014, the ECB reduced rates to another record low of 0.05% and announced that it would begin charging commercial banks 0.20% to keep money at the ECB. Japan’s economy grew sharply during the first quarter of 2014, partially driven by increased spending ahead of the country’s April 1, 2014 sales tax increase. Japan’s economy then contracted during the second quarter of 2014.

Outlook

PIMCO’s forecast for the next 12 months in the U.S. predicts a continuation of the economic recovery. With the ongoing assistance of easy monetary policy, combined with healthy private financial sector balance sheets, we believe the U.S. economy is poised to grow between 2.5% and 3.0% in the coming calendar year. We expect to see corporate capital expenditures accelerate on the back of rising pricing power and expected returns on newly invested capital. We expect very gradually rising wages and product prices, which will allow the Fed to maintain its accommodative monetary policy for another 12 months or so. One potential wildcard for the economy in both the U.S. and abroad is geopolitical issues in Ukraine, the Middle East and elsewhere.

While we believe the U.S. cyclical outlook is becoming more sure-footed and self-sustaining, our cyclical growth and inflation outlooks for the eurozone and Japan

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	3

Letter from the Chairman of the Board & President (Cont.)

remain captive to significant policy dissonance and geopolitical risk. In the eurozone, expansionary fiscal policy has largely been absent in the post-financial crisis. We expect the ECB to continue to ease monetary policy over the cyclical horizon via some form of quantitative easing during 2015. In Japan, policy dissonance is not quite as pronounced as in the eurozone, but demographic conditions and debt deflation are somewhat worse. We expect the Bank of Japan to continue its current rapid pace of balance sheet expansion for the balance of 2014, with some possibility of faster expansion in 2015, depending on the global economic environment.

On the following pages of this PIMCO Closed-End Funds Semi-Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the six-month reporting period ended September 30, 2014.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO (844-337-4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman of the Board of Trustees	Peter G. Strelow President, Principal Executive Officer

4	PIMCO CLOSED-END FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders,

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	5

Important Information About the Funds (Cont.)

including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. These risks may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders. A Fund may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

6	PIMCO CLOSED-END FUNDS

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited).

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	7

Important Information About the Funds (Cont.)

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest-allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Returns (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Fund Name	Commencement of Operations
PIMCO Global StocksPlus® & Income Fund	05/31/05
PIMCO High Income Fund	04/30/03
PIMCO Dynamic Income Fund	05/30/12

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

8	PIMCO CLOSED-END FUNDS

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimcofunds.com/closedendfunds, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com/closedendfunds. Updated portfolio holdings information about a Fund will be available at www.pimco.com/closedendfunds approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	9

PIMCO Global StocksPLUS® & Income Fund	Symbol on NYSE - PGP

Allocation Breakdown†

Mortgage-Backed Securities	38.3%
Corporate Bonds & Notes	25.7%
Short-Term Instruments	16.2%
U.S. Government Agencies	9.7%
Asset-Backed Securities	5.9%
Other	4.2%

†	% of Investments, at value as of 09/30/14

Fund Information (as of September 30, 2014)(1)

Market Price	$20.33
NAV	$14.02
Premium/(Discount)	45.01%
Market Price Distribution Yield (2)	10.82%
NAV Distribution Yield (2)	15.69%
Regulatory Leverage Ratio (3)	37.98%

Average Annual Total Return for the period ended September 30, 2014 (1)
	Six Month*		1 Year		5 Year	Commencement of Operations (05/31/05)
Market Price	(9.98%	)	(0.65%	)	16.54%	13.05%
NAV	2.62%		14.01%		25.52%	13.30%

All Fund returns are net of fees and expenses.

*	Cumulative return.
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

The global developed equity markets produced mixed results during the six months ended September 30, 2014. Over this period, the U.S. stock market returned 6.42%, as measured by the S&P 500 Index. Solid demand and corporate profits that often exceeded expectations supported U.S. equities. International developed equities, as measured by the MSCI EAFE Index, declined 2.03% for the six months ended September 30, 2014. They were negatively impacted by slowing growth in many countries, other than the U.S., and increasing risk aversion, or “flight to quality.”

»

The overall fixed income market generated a modest gain during the reporting period. The fixed income market was volatile at times as investor sentiment was impacted by incoming economic data, changing expectations regarding future monetary policy and a number of geopolitical issues. All told, longer-term U.S. Treasury yields declined during the six-month period, with the yield on the benchmark 10-year Treasury bond falling from 2.72% to 2.49%. Against this backdrop, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 2.21% during the six months ended September 30, 2014.

»

Holdings of agency and non-agency mortgage-backed securities contributed to performance as these securities benefited from continued improvement in the U.S. housing market. The Fund’s currency strategies, led by relative short euro and yen positions, contributed to returns as those currencies depreciated versus the U.S. dollar. The Fund benefited from earning a higher yield than the money market financing rate priced into the equity index derivatives that were used to capture the returns of the S&P 500 Index and MSCI EAFE Index.

»

Returns from holdings of high yield securities were positive but modest, as coupon income was partially offset by lower prices. An allocation to select emerging market corporate bonds also contributed modestly to returns.

»

A curve-steepening strategy detracted from performance, as the U.S. Treasury yield curve flattened, with longer-term rates declining, whereas short-term rates increased. A defensive option strategy, involving the sale of call options and purchase of puts on S&P 500 futures contracts, hurt performance as U.S. equities rallied during the six-month reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	11

PIMCO High Income Fund	Symbol on NYSE - PHK

Allocation Breakdown†

U.S. Government Agencies	47.7%
Corporate Bonds & Notes	21.9%
Mortgage-Backed Securities	13.8%
Municipal Bonds & Notes	11.5%
Short-Term Instruments	0.7%
Other	4.4%

†	% of Investments, at value as of 09/30/14

Fund Information (as of September 30, 2014)(1)

Market Price	$11.66
NAV	$8.43
Premium/(Discount)	38.32%
Market Price Distribution Yield (2)	12.54%
NAV Distribution Yield (2)	17.35%
Regulatory Leverage Ratio (3)	42.92%

Average Annual Total Return for the period ended September 30, 2014 (1)
	Six Month*		1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	(1.46%	)	10.41%	15.83%	12.28%	11.82%
NAV	11.66%		25.16%	22.64%	11.68%	12.24%

All Fund returns are net of fees and expenses.

*	Cumulative return.
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

The overall fixed income market generated a modest gain during the reporting period. The fixed income market was volatile at times as investor sentiment was impacted by incoming economic data, changing expectations regarding future monetary policy and a number of geopolitical issues. All told, longer-term U.S. Treasury yields declined during the six-month period, with the yield on the benchmark 10-year Treasury bond falling from 2.72% to 2.49%. Against this backdrop, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 2.21% during the six months ended September 30, 2014.

»

After a strong start, high yield bonds gave back a large portion of their gains as the reporting period progressed. All told, the U.S. high yield corporate bond market returned 0.49% during the six-month period, as measured by the Barclays U.S. Corporate High Yield Index. The high yield market initially benefited from solid investor demand and low defaults. While fundamentals did not meaningfully change, investor risk aversion and, admittedly, tighter valuations, triggered selloffs in July and September 2014.

»

The Fund’s allocation to non-agency mortgage-backed securities was a significant contributor to strong absolute return of the Fund. They were supported by positive supply/demand technicals and continuously improving home prices. The Fund’s exposure to select bank capital securities was rewarded given their attractive income. The Fund’s emerging market debt exposure was beneficial for performance as their yields declined. Elsewhere, the Fund’s exposure to taxable municipal bonds was also additive to performance, as the broader municipal market has done very well over the past six months on general improvement in outlook and decline in Treasury yields.

»

Despite the Fund’s short exposure to the long end part of the curve, which has hurt the performance, overall increased duration exposure with interest rate swaps contributed positively to performance as Treasury rates declined.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	13

PIMCO Dynamic Income Fund	Symbol on NYSE - PDI

Allocation Breakdown†

Mortgage-Backed Securities	56.4%
Corporate Bonds & Notes	18.1%
Asset-Backed Securities	14.2%
Short-Term Instruments	4.3%
Sovereign Issues	3.5%
Other	3.5%

†	% of Investments, at value as of 09/30/14

Fund Information (as of September 30, 2014)(1)

Market Price	$31.56
NAV	$33.59
Premium/(Discount)	-6.04%
Market Price Distribution Yield (2)	7.26%
NAV Distribution Yield (2)	6.82%
Regulatory Leverage Ratio (3)	43.85%

Average Annual Total Return for the period ended September 30, 2014 (1)
	Six Month*	1 Year	Commencement of Operations (05/30/12)
Market Price	7.81%	23.51%	21.59%
NAV	8.29%	22.84%	27.89%

All Fund returns are net of fees and expenses.

*	Cumulative return.
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

14	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

The overall fixed income market generated a modest gain during the reporting period. The fixed income market was volatile at times as investor sentiment was impacted by incoming economic data, changing expectations regarding future monetary policy and a number of geopolitical issues. All told, longer-term U.S. Treasury yields declined during the six-month period, with the yield on the benchmark 10-year Treasury bond falling from 2.72% to 2.49%. Against this backdrop, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 2.21% during the six months ended September 30, 2014.

»

After a strong start, high yield bonds and emerging market debt gave back a portion of their gains as the reporting period progressed. All told, the global high yield corporate bond market, as measured by the Barclays U.S. Corporate High Yield Index, returned 0.49%, compared to the global credit market advance of 2.90%, as measured by the Barclays Global Credit Hedged USD Index. In contrast, emerging market debt gained 3.69% during the reporting period, as measured by the JPMorgan EMBI Global Index.

»

The Fund’s allocation to non-agency mortgage-backed securities was a significant contributor to results. They were supported by positive supply/demand technicals and continuously improving home prices. The Fund’s emerging market debt exposure was beneficial to performance as yields declined. Elsewhere, the Fund’s security selection in corporate bonds was additive for results as several pipeline operators outperformed. This, coupled with such bonds’ attractive yields, helped the Fund to generate income.

»	The Fund’s yield curve positioning detracted from performance. Negative exposure to the long end of the yield curve was negative, as longer-term rates declined during the reporting period.

»	The Fund’s exposure to financial credits did not meaningfully impact performance during the reporting period. The incremental yield offered by these securities was offset by spread widening.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	15

Financial Highlights

Selected Per Common Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends on Preferred Shares from Net Investment Income		Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distribution to Common Shareholders from Net Investment Income	Distribution to Common Shareholders from Realized Capital Gain
PIMCO Global StocksPLUS® & Income Fund
04/01/2014 - 09/30/2014+	$14.72	$0.62	$(0.22)	$0.40	N/A		$0.40	$(1.10)	$0.00
03/31/2014	14.32	1.39	1.21	2.60	N/A		2.60	(2.20)	0.00
03/31/2013	12.57	1.38	2.57	3.95	N/A		3.95	(2.20)	0.00
03/31/2012	14.88	1.61	(1.72)	(0.11)	N/A		(0.11)	(2.20)	0.00
03/31/2011	12.52	1.75	2.81	4.56	N/A		4.56	(2.20)	0.00
03/31/2010	6.59	1.24	6.89	8.13	N/A		8.13	(1.66)	0.00

PIMCO High Income Fund
04/01/2014 - 09/30/2014+	$8.23	$0.53	$0.40	$0.93	$(0.00	)^	$0.93	$(0.73)	$0.00
03/31/2014	8.65	0.84	0.20	1.04	(0.00	)^	1.04	(1.35)	0.00
03/31/2013	7.87	0.81	1.43	2.24	(0.00	)^	2.24	(1.42)	0.00
03/31/2012	9.42	0.96	(1.05)	(0.09)	(0.00	)^	(0.09)	(1.39)	0.00
03/31/2011	8.73	1.13	1.03	2.16	(0.01)		2.15	(1.46)	0.00
03/31/2010	3.49	1.13	5.58	6.71	(0.01)		6.70	(1.39)	0.00

PIMCO Dynamic Income Fund
04/01/2014 - 09/30/2014+	$32.11	$1.68	$0.95	$2.63	N/A		$2.63	$(1.15)	$0.00
03/31/2014	30.69	3.70	1.24	4.94	N/A		4.94	(3.29)	(0.23)
05/30/2012 - 03/31/2013	23.88	2.79	6.50	9.29	N/A		9.29	(2.18)	(0.27)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(d)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions to Common Shareholders from Net Investment Income	Offering Cost Charged to Paid in Capital in Excess Par	Net Assets Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (b)	Net Assets Applicable to Common Share holders	Ratio of Expenses to Average Net Assets (c)(d)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (c)		Ratio of Net Investment Income to Average Net Assets		Preferred Shares Assets Coverage Per Share	Portfolio Turnover Rate

$0.00	$(1.10)	N/A	$14.02	$20.33	(9.98%)	$146,661	2.16	%*	1.74	%*	8.37	%*	N/A	69%
0.00	(2.20)	N/A	14.72	23.67	19.44	153,393	1.94		1.67		9.62		N/A	197
0.00	(2.20)	N/A	14.32	21.95	21.57	148,170	2.64		2.10		10.75		N/A	33
0.00	(2.20)	N/A	12.57	20.18	(8.00)	128,952	2.71		2.12		12.70		N/A	90
0.00	(2.20)	N/A	14.88	24.48	43.45	150,881	2.81		2.20		13.07		N/A	80
(0.54)	(2.20)	N/A	12.52	19.05	155.94	125,370	2.90		2.32		12.27		N/A	135

$0.00	$(0.73)	N/A	$8.43	$11.66	(1.46%)	$1,050,628	1.18	%*	1.00	%*	12.37	%*	$114,950	20%
(0.11)	(1.46)	N/A	8.23	12.56	15.51	1,021,120	1.14		1.03		10.14		112,424	159
(0.04)	(1.46)	N/A	8.65	12.35	8.53	1,063,863	1.06		1.05		10.00		116,082	70
(0.07)	(1.46)	N/A	7.87	12.84	3.28	960,496	1.16		1.07		11.76		107,233	24
0.00	(1.46)	N/A	9.42	14.01	28.94	1,138,186	1.11		1.04		12.74		122,446	89
(0.07)	(1.46)	N/A	8.73	12.24	156.33	1,046,236	1.25		1.15		16.69		114,573	138

$0.00	$(0.06)	N/A	$33.59	$31.56	7.81%	$1,526,983	3.11	%*	2.14	%*	10.12	%*	N/A	3%
0.00	(3.52)	N/A	32.11	30.32	9.62	1,458,961	3.15		2.17		11.90		N/A	18
0.00	(2.45)	$(0.03)	30.69	31.10	35.21	1,393,099	2.91	*	2.04	*	12.04	*	N/A	16

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	17

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Global StocksPLUS® & Income Fund	PIMCO High Income Fund
Assets:
Investments, at value
Investments in securities*	$250,993	$1,688,898
Financial Derivative Instruments
Exchange-traded or centrally cleared	859	6,878
Over the counter	1,144	9,470
Cash	1,201	1
Deposits with counterparty	549	32,325
Foreign currency, at value	18	279
Receivable for investments sold	19,715	227,162
Interest and dividends receivable	1,875	18,056
Other assets	31	88
	276,385	1,983,157

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$90,708	$596,305
Financial Derivative Instruments
Exchange-traded or centrally cleared	769	4,245
Over the counter	3,259	1,712
Payable for investments purchased	32,254	11,539
Payable for investments purchased on a delayed-delivery basis	450	0
Deposits from counterparty	130	10,641
Dividends payable to common and preferred shareholders	1,917	15,187
Accrued management fees	181	703
Other liabilities	56	197
	129,724	640,529

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 11,680 shares issued and outstanding for High Income Fund)	0	292,000

Net Assets Applicable to Common Shareholders	$146,661	$1,050,628

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2014

(Amounts in thousands, except per share amounts)	PIMCO Global StocksPLUS® & Income Fund	PIMCO High Income Fund
Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0 †	$1
Paid in capital in excess of par	230,951	1,664,498
(Overdistributed) net investment income	(9,264)	(57,588)
Accumulated net realized (loss)	(99,071)	(694,595)
Net unrealized appreciation	24,045	138,312
	$146,661	$1,050,628

Common Shares Issued and Outstanding	10,458	124,575

Net Asset Value Per Common Share	$14.02	$8.43

Cost of Investments in Securities	$225,960	$1,607,539

Cost of Foreign Currency Held	$18	$302

Cost or Premiums of Financial Derivative Instruments, net	$(3,239)	$(1,188)

* Includes repurchase agreements of:	$7,900	$8,872

†	Amount is less than $500.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	19

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Dynamic Income Fund
Assets:
Investments, at value
Investments in securities*	$2,723,784
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,174
Over the counter	25,020
Deposits with counterparty	556
Foreign currency, at value	607
Receivable for investments sold	38,123
Interest and dividends receivable	17,889
Other assets	47
2,807,200

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,226,382
Financial Derivative Instruments
Exchange-traded or centrally cleared	174
Over the counter	21,338
Payable for investments purchased	54
Payable for investments purchased on a delayed-delivery basis	4,854
Deposits from counterparty	15,811
Distributions payable to common shareholders	8,685
Overdraft due to custodian	626
Accrued management fees	2,166
Other liabilities	127
1,280,217

Net Assets Applicable to Common Shareholders	$1,526,983

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2014

(Amounts in thousands, except per share amounts)	PIMCO Dynamic Income Fund
Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0 †
Paid in capital in excess of par	1,086,359
Undistributed net investment income	32,955
Accumulated net realized (loss)	(4,427)
Net unrealized appreciation	412,096
$1,526,983

Common Shares Issued and Outstanding	45,469

Net Asset Value Per Common Share	$33.59

Cost of Investments in Securities	$2,365,025

Cost of Foreign Currency Held	$624

Cost or Premiums of Financial Derivative Instruments, net	$(26,523)

* Includes repurchase agreements of:	$24,400

†	Amount is less than $500.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	21

Statements of Operations

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO Global StocksPLUS® & Income Fund	PIMCO High Income Fund

Investment Income:
Interest	$8,061	$70,939
Dividends	65	770
Total Income	8,126	71,709

Expenses:
Management fees	1,216	4,781
Auction agent fees and commissions	0	168
Interest expense	323	974
Trustee fees and related expenses	4	38
Auction rate preferred shares related expenses	0	3
Operating expenses pre-transition (a)
Custodian and accounting agent	36	143
Audit and tax services	45	48
Shareholder communications	12	60
New York Stock Exchange listing	11	53
Transfer agent	11	11
Legal	1	11
Insurance	4	14
Other expenses	1	0
Total Expenses	1,664	6,304

Net Investment Income	6,462	65,405

Net Realized Gain (Loss):
Investments in securities	3,901	29,885
Exchange-traded or centrally cleared financial derivative instruments	(7,217)	(58,978)
Over the counter financial derivative instruments	206	22,524
Foreign currency	(33)	(168)
Net Realized (Loss)	(3,143)	(6,737)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(3,982)	1,589
Exchange-traded or centrally cleared financial derivative instruments	5,457	49,851
Over the counter financial derivative instruments	(954)	3,571
Foreign currency assets and liabilities	67	647
Net Change in Unrealized Appreciation	588	55,658
Net Gain (Loss)	(2,555)	48,921

Net Increase in Net Assets Resulting from Investment Operations	3,907	114,326

Dividends on Preferred Shares from Net Investment Income	0	(162)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$3,907	$114,164

(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO Dynamic Income Fund

Investment Income:
Interest	$99,449
Dividends	663
Total Income	100,112

Expenses:
Management fees	15,729
Interest expense	7,375
Trustee fees and related expenses	40
Operating expenses pre-transition (a)
Custodian and accounting agent	226
Audit and tax services	45
Shareholder communications	32
New York Stock Exchange listing	19
Transfer agent	11
Legal	46
Insurance	15
Other expenses	3
Total Expenses	23,541

Net Investment Income	76,571

Net Realized Gain (Loss):
Investments in securities	7,199
Exchange-traded or centrally cleared financial derivative instruments	(1,022)
Over the counter financial derivative instruments	5,576
Foreign currency	(235)
Net Realized Gain	11,518

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	13,309
Exchange-traded or centrally cleared financial derivative instruments	(10,164)
Over the counter financial derivative instruments	19,808
Foreign currency assets and liabilities	8,045
Net Change in Unrealized Appreciation	30,998
Net Gain	42,516

Net Increase in Net Assets from Investment Operations	119,087

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$119,087

(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	23

Statements of Changes in Net Assets

	PIMCO Global StocksPLUS® & Income Fund
(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,462	$14,425
Net realized gain (loss)	(3,143)	25,860
Net change in unrealized appreciation (depreciation)	588	(13,870)
Net increase (decrease) resulting from investment operations	3,907	26,415
Dividends on Preferred Shares from Net Investment Income	0	0
Net increase in net assets applicable to common shareholders resulting from operations	3,907	26,415

Distributions to Common Shareholders:
Net investment income	(11,489)	(22,853)
Tax Basis Return of Capital	0	0

Total Distributions to Common Shareholders	(11,489)	(22,853)

Common Share Transactions**:
Issued as reinvestment of distributions	850	1,661

Total Increase (Decrease) in Net Assets	(6,732)	5,223

Net Assets Applicable to Common Shareholders:
Beginning of year or period	153,393	148,170
End of year or period*	$146,661	$153,393

* Including (overdistributed) net investment income of:	$(9,264)	$(4,237)

** Common Share Transactions:
Share issued as reinvestment of distributions	36	78

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund
Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

$65,405	$103,264
(6,737)	104,341
55,658	(81,613)
114,326	125,992
(162)	(286)

114,164	125,706

(90,940)	(167,013)
0	(13,720)

(90,940)	(180,733)

6,284	12,285

29,508	(42,742)

1,021,120	1,063,862
$1,050,628	$1,021,120

$(57,588)	$(31,891)

509	1,076

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	25

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Income Fund
(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Increase in Net Assets from:

Operations:
Net investment income	$76,571	$167,667
Net realized gain (loss)	11,518	(42,257)
Net change in unrealized appreciation	30,998	98,805
Net increase resulting from investment operations	119,087	224,215
Net increase in net assets applicable to common shareholders resulting from operations	119,087	224,215

Distributions to Common Shareholders:
From net investment income	(52,094)	(149,127)
From net realized capital gains	0	(10,615)

Total Distributions to Common Shareholders	(52,094)	(159,742)

Common Share Transactions**:
Issued as reinvestment of distributions	1,029	1,389

Total Increase in Net Assets	68,022	65,862

Net Assets Applicable to Common Shareholders:
Beginning of year or period	1,458,961	1,393,099
End of year or period*	$1,526,983	$1,458,961

* Including undistributed net investment income of:	$32,955	$8,478

** Common Share Transactions:
Share issued as reinvestment of distributions	31	45

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended September 30, 2014 (Amounts in thousands)	PIMCO Global StocksPLUS® & Income Fund	PIMCO High Income Fund
Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations	$3,907	$114,326

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(174,708)	(755,165)
Proceeds from sales of long-term securities	184,281	728,168
Purchases of short-term portfolio investments, net	(28,712)	(3,060)
(Increase) decrease in deposits with counterparty	16,021	(23,316)
(Increase) decrease in receivable for investments sold	6,007	(44,557)
Decrease in interest and dividends receivable	4	5,426
(Increase) in exchange-traded or centrally cleared derivatives	(1,703)	(11,608)
(Increase) decrease in over the counter derivatives	(38)	18,395
(Increase) decrease in other assets	(9)	29
Increase (decrease) in payable for investments purchased	6,008	(77,139)
(Decrease) in deposits from counterparty	(11,010)	(1,100)
(Decrease) in accrued management fees	(15)	(75)
Payments on currency transactions	(30)	(299)
(Decrease) in other liabilities	(11)	(30)
Net Realized (Gain) Loss
Investments in securities	(3,901)	(29,885)
Exchange-traded or centrally cleared financial derivative instruments	7,217	58,978
Over the counter financial derivative instruments	(206)	(22,524)
Foreign currency	33	168
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	3,982	(1,589)
Exchange-traded or centrally cleared financial derivative instruments	(5,457)	(49,851)
Over the counter financial derivative instruments	954	(3,571)
Foreign currency assets and liabilities	(67)	(647)
Net amortization (accretion) on investments	389	25,324
Net cash provided by (used for) operating activities	2,936	(73,602)
Cash flows received from (used for) financing activities:
(Decrease) in overdraft due to custodian	(2)	(785)
Cash dividend paid*	(10,633)	(84,755)
Proceeds from reverse repurchase agreements	276,996	2,542,523
Payments on reverse repurchase agreements	(269,817)	(2,384,051)
Proceeds from deposits from counterparty	0	6,698
Payments on deposits from counterparty	0	(6,162)
Net cash received from (used for) financing activities	(3,456)	73,468
Net (Decrease) in Cash and Foreign Currency	(520)	(134)
Cash and Foreign Currency:
Beginning of year	1,739	414
End of period	$1,219	$280

* Reinvestment of distributions	$850	$6,284

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$296	$954

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	27

Consolidated Statement of Cash Flows

Six Months Ended September 30, 2014 (Amounts in thousands)	PIMCO Dynamic Income Fund
Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$119,087

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(257,541)
Proceeds from sales of long-term securities	281,286
Purchases of short-term portfolio investments, net	(43,699)
Decrease in deposits with counterparty	7,332
Decrease in receivable for investments sold	63,720
Decrease in interest and dividends receivable	1,238
(Increase) in exchange-traded or centrally cleared derivatives	(11,658)
(Increase) in over the counter derivatives	(7,391)
(Increase) in other assets	(2)
Increase in payable for investments purchased	2,338
Increase in deposits from counterparty	10,841
(Decrease) in accrued management fees	(482)
Payments on currency transactions	(613)
(Decrease) in other liabilities	(49)
Net Realized (Gain) Loss
Investments in securities	(7,199)
Exchange-traded or centrally cleared financial derivative instruments	1,022
Over the counter financial derivative instruments	(5,576)
Foreign currency	235
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(13,309)
Exchange-traded or centrally cleared financial derivative instruments	10,164
Over the counter financial derivative instruments	(19,808)
Foreign currency assets and liabilities	(8,045)
Net amortization (accretion) on investments	(6,480)
Net cash provided by operating activities	115,411

Cash flows (used for) financing activities:
Increase in overdraft due to custodian	626
Cash dividend paid*	(51,059)
Proceeds from reverse repurchase agreements	2,908,343
Payments on reverse repurchase agreements	(2,979,737)
Proceeds from deposits from counterparty	7,646
Payments on deposits from counterparty	(4,266)
Net cash (used for) financing activities	(118,447)
Net (Decrease) in Cash and Foreign Currency	(3,036)
Cash and Foreign Currency:
Beginning of year	3,643
End of period	$607
* Reinvestment of distributions	$1,029
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$7,898

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund

(Unaudited) September 30, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.1%

BANK LOAN OBLIGATIONS 3.9%
Clear Channel Communications, Inc.
3.804% due 01/29/2016		$484	$481
6.904% due 01/30/2019		200	191
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		3,783	3,771
Ikaria, Inc.
8.750% due 02/12/2022		100	101
Numericable U.S. LLC
4.500% due 05/21/2020		171	170
OGX
TBD% - 8.000% due 04/11/2015		127	106
Sequa Corp.
5.250% due 06/19/2017		198	190
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		600	651

Total Bank Loan Obligations (Cost $5,613)			5,661

CORPORATE BONDS & NOTES 43.9%

BANKING & FINANCE 25.6%
AGFC Capital Trust
6.000% due 01/15/2067 (i)		1,000	823
American International Group, Inc.
5.600% due 10/18/2016 (i)		4,565	4,972
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	100	210
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$4,178	4,179
BPCE S.A.
9.250% due 04/22/2015 (f)	EUR	150	197
Cantor Fitzgerald LP
7.875% due 10/15/2019 (i)		$500	548
Credit Suisse
6.500% due 08/08/2023 (i)		1,100	1,199
Discover Bank
7.000% due 04/15/2020 (i)		1,500	1,777
Exeter Finance Corp.
9.750% due 05/20/2019		900	900
Ford Motor Credit Co. LLC
8.000% due 12/15/2016 (i)		3,850	4,383
HSBC Finance Corp.
6.676% due 01/15/2021 (i)		500	587
Jefferies LoanCore LLC
6.875% due 06/01/2020 (i)		800	778
KGH Intermediate Holdco LLC
7.734% due 08/07/2019 (g)		1,425	1,425
8.500% due 08/08/2019 (g)		475	475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBG Capital PLC
7.588% due 05/12/2020	GBP	500	$864
15.000% due 12/21/2019 (i)		800	1,842
Navient LLC
8.000% due 03/25/2020 (i)		$1,000	1,124
8.450% due 06/15/2018 (i)		1,250	1,409
Rabobank Group
6.875% due 03/19/2020 (i)	EUR	1,000	1,505
11.000% due 06/30/2019 (f)(i)		$1,135	1,504
Regions Financial Corp.
7.750% due 11/10/2014 (i)		2,000	2,014
SL Green Realty Corp.
7.750% due 03/15/2020 (i)		2,000	2,381
Springleaf Finance Corp.
6.500% due 09/15/2017 (i)		900	950
6.900% due 12/15/2017 (i)		200	213
Toll Road Investors Partnership LP
0.000% due 02/15/2045		1,284	260
Towergate Finance PLC
8.500% due 02/15/2018	GBP	640	996

			37,515

INDUSTRIALS 15.9%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019 (i)		$600	585
Armored Autogroup, Inc.
9.250% due 11/01/2018		100	103
Aston Martin Capital Ltd.
9.250% due 07/15/2018 (i)	GBP	100	171
Berau Coal Energy Tbk PT
7.250% due 03/13/2017 (i)		$800	532
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(i)		1,308	1,210
C10 Capital SPV Ltd.
6.722% due 12/31/2016 (f)(i)		2,700	2,686
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (i)		3,667	2,824
9.000% due 02/15/2020 (i)		183	142
Carolina Beverage Group LLC
10.625% due 08/01/2018 (i)		291	302
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		470	48
CVS Pass-Through Trust
5.880% due 01/10/2028 (i)		2,247	2,533
Diamond Foods, Inc.
7.000% due 03/15/2019		90	90
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	10	17
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$100	99

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	29

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GCI, Inc.
6.750% due 06/01/2021 (i)		$1,410	$1,406
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^		357	38
iHeartCommunications, Inc.
9.000% due 03/01/2021 (i)		690	689
9.000% due 09/15/2022 (i)		1,000	995
Ineos Finance PLC
7.500% due 05/01/2020 (i)		600	641
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		1,609	1,617
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		30	32
Mongolian Mining Corp.
8.875% due 03/29/2017		900	567
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	700	933
OGX Austria GmbH
8.375% due 04/01/2022 ^		$2,050	78
8.500% due 06/01/2018 ^		1,400	63
Pinnacol Assurance
8.625% due 06/25/2034 (g)		1,100	1,116
Pittsburgh Glass Works LLC
8.000% due 11/15/2018		180	192
Rockies Express Pipeline LLC
6.875% due 04/15/2040		120	131
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (i)		500	540
Tembec Industries, Inc.
9.000% due 12/15/2019 (c)		600	606
UAL Pass-Through Trust
6.636% due 01/02/2024 (i)		1,640	1,772
10.400% due 05/01/2018 (i)		394	436
Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (d)		100	105
Western Express, Inc.
12.500% due 04/15/2015		30	27

			23,326

UTILITIES 2.4%
Illinois Power Generating Co.
6.300% due 04/01/2020 (i)		480	452
7.950% due 06/01/2032 (i)		800	796
NGPL PipeCo LLC
7.768% due 12/15/2037		86	89
9.625% due 06/01/2019 (i)		1,150	1,225
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021 (i)		875	905
Sierra Hamilton LLC
12.250% due 12/15/2018		100	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Westmoreland Coal Co.
10.750% due 02/01/2018	$35	$37

		3,609

Total Corporate Bonds & Notes (Cost $63,788)		64,450

MUNICIPAL BONDS & NOTES 1.0%

WEST VIRGINIA 1.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,750	1,489

Total Municipal Bonds & Notes (Cost $1,649)		1,489

U.S. GOVERNMENT AGENCIES 16.6%
Fannie Mae
4.500% due 09/01/2025	47	51
4.500% due 03/01/2029 - 07/01/2041 (i)	774	839
5.896% due 03/25/2037 (a)(i)	922	117
5.996% due 11/25/2039 (a)(i)	807	104
6.000% due 08/01/2034 - 11/01/2036 (i)	2,159	2,451
6.000% due 10/01/2044 - 11/01/2044	12,000	13,555
6.146% due 01/25/2038 (a)(i)	1,218	165
6.226% due 03/25/2037 (a)(i)	925	137
6.246% due 12/25/2037 (a)(i)	1,507	221
6.256% due 06/25/2037 (a)(i)	401	57
6.286% due 04/25/2037 (a)(i)	826	136
6.296% due 04/25/2037 (a)(i)	1,870	319
6.446% due 11/25/2035 (a)(i)	359	53
6.646% due 11/25/2036 (a)(i)	4,163	727
7.000% due 12/25/2023 (i)	179	210
7.046% due 02/25/2037 (a)(i)	823	132
7.500% due 06/01/2032	47	51
7.800% due 06/25/2026	7	7
9.635% due 12/25/2042	119	137
13.984% due 08/25/2022 (i)	266	348
Freddie Mac
0.884% due 10/25/2020 (a)(i)	10,865	407
1.585% due 12/25/2021 (a)(i)	11,655	951
1.638% due 01/25/2019 (a)(i)	14,751	833
1.670% due 03/25/2019 (a)(i)	14,690	865
1.910% due 05/25/2019 (a)(i)	12,810	894
6.286% due 03/15/2037 (a)(i)	1,393	197
6.416% due 09/15/2036 (a)(i)	925	136
6.426% due 09/15/2036 (a)(i)	1,973	296
7.000% due 08/15/2023	11	12

Total U.S. Government Agencies (Cost $24,345)		24,408

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.7%
U.S. Treasury Notes
1.500% due 08/31/2018 (k)		$1,000	$1,000

Total U.S. Treasury Obligations (Cost $1,002)			1,000

MORTGAGE-BACKED SECURITIES 65.5%
Banc of America Alternative Loan Trust
16.600% due 09/25/2035 (i)		3,451	4,304
Banc of America Funding Trust
0.374% due 07/20/2036		180	168
2.603% due 12/20/2034		751	639
2.621% due 03/20/2036		1,228	1,137
5.846% due 01/25/2037 ^		428	350
Banc of America Mortgage Trust
6.000% due 07/25/2046 ^		5	5
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.915% due 03/11/2041		2,000	2,000
BCAP LLC Trust
6.250% due 11/26/2036		756	782
BCRR Trust
5.858% due 07/17/2040 (i)		3,000	3,270
Bear Stearns Adjustable Rate Mortgage Trust
2.521% due 07/25/2036		559	468
2.654% due 03/25/2035		336	330
2.790% due 02/25/2034		789	780
Bear Stearns ALT-A Trust
2.466% due 04/25/2035		498	437
2.613% due 11/25/2035 ^		189	149
2.617% due 09/25/2035		299	262
Bear Stearns Commercial Mortgage Securities Trust
5.694% due 06/11/2050 (i)		1,000	1,094
5.888% due 02/11/2041		1,000	1,031
Bear Stearns Structured Products, Inc.
2.509% due 01/26/2036		1,461	1,159
2.555% due 12/26/2046		489	377
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^		923	606
Celtic Residential Irish Mortgage Securitisation PLC
0.247% due 11/13/2047	EUR	2,422	2,884
0.823% due 12/14/2048	GBP	2,136	3,203
Charlotte Gateway Village LLC
6.410% due 12/01/2016		$543	575
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.455% due 08/25/2035		234	217
0.495% due 10/25/2034		16	14
Citigroup Mortgage Loan Trust, Inc.
2.777% due 03/25/2037 ^		897	680
Commercial Mortgage Trust
0.203% due 10/10/2046 (a)		77,000	957

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.078% due 08/15/2045 (a)(i)	$9,011	$925
6.092% due 07/10/2046	760	840
Countrywide Alternative Loan Trust
0.364% due 05/20/2046 (i)	1,381	1,040
0.395% due 12/25/2046 ^	181	113
0.485% due 10/25/2035 (i)	1,586	1,348
0.505% due 05/25/2036 ^(i)	2,854	1,798
2.665% due 02/25/2037 ^	403	361
5.264% due 10/25/2035 ^	366	307
5.500% due 08/25/2034 (i)	910	912
5.500% due 02/25/2036 ^	48	43
5.500% due 03/25/2036	858	718
6.000% due 05/25/2037 ^	1,047	865
6.250% due 09/25/2034	131	137
6.996% due 07/25/2036 (a)	1,993	572
19.375% due 07/25/2035	1,942	2,693
Countrywide Home Loan Mortgage Pass-Through Trust
0.395% due 03/25/2036	305	272
0.475% due 03/25/2035 (i)	1,857	1,785
0.545% due 02/25/2035	206	160
2.313% due 02/20/2036	2,254	831
2.388% due 10/20/2035 ^	246	197
2.392% due 10/20/2035 ^	414	373
2.624% due 08/25/2034	481	450
2.912% due 03/25/2037 ^	523	395
5.011% due 10/20/2035	854	723
5.500% due 08/25/2035 ^	68	65
Credit Suisse Commercial Mortgage Trust
6.173% due 02/15/2041 (i)	2,000	2,215
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039	900	958
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	368	376
First Horizon Alternative Mortgage Securities Trust
2.196% due 11/25/2036 ^	736	561
First Horizon Mortgage Pass-Through Trust
2.542% due 01/25/2037 ^(i)	1,561	1,366
GE Capital Commercial Mortgage Corp.
5.378% due 05/10/2043 (i)	1,000	1,014
GMAC Mortgage Corp. Loan Trust
3.277% due 06/25/2034	167	163
GS Mortgage Securities Trust
6.166% due 08/10/2043	730	800
GSR Mortgage Loan Trust
2.634% due 05/25/2035	291	266
2.660% due 09/25/2035	220	222
2.782% due 04/25/2035	504	495
5.500% due 06/25/2036 ^	186	174
HarborView Mortgage Loan Trust
0.453% due 04/19/2034	38	36
2.205% due 11/19/2034	171	140
2.695% due 02/25/2036 ^	73	59

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	31

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.591% due 06/19/2036 ^	$700	$509
4.865% due 08/19/2036 ^	43	39
HSI Asset Loan Obligation Trust
2.636% due 01/25/2037 ^	689	563
Impac CMB Trust
0.795% due 10/25/2033	2	2
IndyMac Mortgage Loan Trust
0.425% due 06/25/2037 ^(i)	2,221	1,475
0.435% due 03/25/2035	67	61
2.346% due 06/25/2037 ^	895	596
JPMBB Commercial Mortgage Securities Trust
0.324% due 11/15/2045 (a)(i)	76,047	1,630
JPMorgan Chase Commercial Mortgage Securities Trust
5.751% due 05/15/2041	1,500	1,562
JPMorgan Mortgage Trust
2.611% due 04/25/2037 ^(i)	1,565	1,266
2.708% due 05/25/2036	454	408
5.500% due 01/25/2036 ^	122	117
5.500% due 06/25/2037 ^	106	103
Legg Mason Mortgage Capital Corp.
7.110% due 03/10/2021 (g)	2,258	2,275
Luminent Mortgage Trust
0.325% due 12/25/2036 (i)	1,103	901
0.355% due 10/25/2046 (i)	1,051	915
MASTR Adjustable Rate Mortgages Trust
2.568% due 11/25/2035 ^	1,256	929
3.018% due 10/25/2034	341	302
Merrill Lynch Alternative Note Asset Trust
0.225% due 01/25/2037	347	162
Merrill Lynch Mortgage Investors Trust
1.572% due 10/25/2035	187	185
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048 (i)	970	1,038
Morgan Stanley Capital Trust
5.379% due 08/13/2042	100	98
5.569% due 12/15/2044 (i)	1,415	1,513
Morgan Stanley Re-REMIC Trust
0.000% due 07/17/2056 (b)	242	241
Opteum Mortgage Acceptance Corp. Trust
0.425% due 07/25/2036	410	288
Prime Mortgage Trust
6.396% due 11/25/2036 (a)	10,109	1,346
Provident Funding Mortgage Loan Trust
2.460% due 10/25/2035	171	172
RBSSP Resecuritization Trust
5.000% due 09/26/2036	2,543	1,478
Residential Accredit Loans, Inc. Trust
3.112% due 12/26/2034	508	413
3.743% due 01/25/2036 ^(i)	1,325	1,079
6.000% due 09/25/2035	709	574
6.000% due 08/25/2036 ^	531	429

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	$145	$153
Royal Bank of Scotland Capital Funding Trust
6.068% due 02/17/2051 (i)	3,000	3,002
Structured Adjustable Rate Mortgage Loan Trust
1.518% due 05/25/2035 (i)	3,327	2,413
2.542% due 09/25/2036 ^	475	300
2.618% due 09/25/2035	147	127
4.714% due 11/25/2036 ^	454	410
4.800% due 04/25/2036 ^	749	587
5.087% due 01/25/2036 ^	647	495
Structured Asset Mortgage Investments Trust
0.385% due 02/25/2036	589	486
0.435% due 02/25/2036	506	407
Suntrust Adjustable Rate Mortgage Loan Trust
2.644% due 01/25/2037 ^	251	242
Wachovia Bank Commercial Mortgage Trust
4.982% due 02/15/2035	253	254
5.362% due 01/15/2041	1,500	1,500
6.140% due 02/15/2051 (i)	2,500	2,747
WaMu Commercial Mortgage Securities Trust
5.849% due 03/23/2045 (i)	1,000	1,022
WaMu Mortgage Pass-Through Certificates Trust
0.445% due 07/25/2045	182	175
0.845% due 01/25/2047	171	162
2.203% due 12/25/2036 ^	792	720
2.375% due 02/25/2037 ^	645	573
4.531% due 04/25/2037	145	4
4.623% due 07/25/2037 ^	231	218
Washington Mutual Mortgage Pass-Through Certificates Trust
0.885% due 04/25/2047 ^	2,101	350
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^	670	659
Wells Fargo-RBS Commercial Mortgage Trust
0.510% due 12/15/2046 (a)	30,000	850
2.166% due 11/15/2044 (a)(i)	9,530	887

Total Mortgage-Backed Securities (Cost $73,880)		96,058

ASSET-BACKED SECURITIES 10.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.780% due 02/25/2033 ^	12	0
Bayview Financial Asset Trust
1.105% due 12/25/2039	284	269
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036	845	588
22.985% due 03/25/2036 (i)	2,403	2,733
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	1,469	893
Carrington Mortgage Loan Trust
0.305% due 08/25/2036	100	63

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centex Home Equity Loan Trust
0.605% due 06/25/2035	$236	$203
Citigroup Mortgage Loan Trust, Inc.
0.315% due 01/25/2037	272	181
5.972% due 01/25/2037	845	525
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	479	386
Countrywide Asset-Backed Certificates
0.305% due 01/25/2037	200	190
0.705% due 09/25/2034	145	139
Denver Arena Trust
6.940% due 11/15/2019	63	63
EMC Mortgage Loan Trust
1.095% due 05/25/2039	759	730
Lehman XS Trust
5.133% due 05/25/2037 ^	487	555
5.420% due 11/25/2035	470	472
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035	265	271
Morgan Stanley ABS Capital, Inc. Trust
0.215% due 05/25/2037	170	115
Quest Trust
0.275% due 08/25/2036	15	15
Residential Asset Mortgage Products Trust
0.835% due 03/25/2033	77	69
5.572% due 06/25/2032	110	111
Soundview Home Loan Trust
0.215% due 11/25/2036	229	93
South Coast Funding Ltd.
0.493% due 01/06/2041	17,227	4,892
Structured Asset Securities Corp. Mortgage Loan Trust
0.305% due 05/25/2036	546	524
0.455% due 06/25/2035	679	594
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036	130	67

Total Asset-Backed Securities (Cost $12,679)		14,741

SOVEREIGN ISSUES 0.2%
Costa Rica Government International Bond
7.000% due 04/04/2044	300	302

Total Sovereign Issues (Cost $300)		302

	SHARES
WARRANTS 0.0%

INDUSTRIALS 0.0%
Alion Science and Technology Corp. - Exp. 03/15/2017	1,975	0

Total Warrants (Cost $0)		0

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.5%

BANKING & FINANCE 0.3%
AgriBank FCB
6.875% due 01/01/2024 (f)	4,000	$427

UTILITIES 1.2%
Entergy Arkansas, Inc.
4.750% due 06/01/2063	20,550	451
Entergy Louisiana LLC
4.700% due 06/01/2063	4,725	103
SCE Trust
5.625% due 06/15/2017 (f)	51,375	1,207

		1,761

Total Preferred Securities (Cost $2,011)		2,188

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 27.8%

REPURCHASE AGREEMENTS (h) 5.4%
		7,900

SHORT-TERM NOTES 0.1%
Fannie Mae
0.142% due 06/01/2015	$100	100

U.S. TREASURY BILLS 22.3%
0.043% due 11/20/2014 - 02/26/2015 (e)(i)(k)(m)	32,698	32,696

Total Short-Term Instruments (Cost $40,693)		40,696

Total Investments in Securities (Cost $225,960)		250,993

Total Investments 171.1% (Cost $225,960)		$250,993

Financial Derivative Instruments (j)(l) (1.4%) (Cost or Premiums, net $(3,239))		(2,025)

Other Assets and Liabilities, net (69.7%)		(102,307)

Net Assets Applicable to Common Shareholders 100.0%		$146,661

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	33

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	7.734% - 8.500%	08/07/2019 - 08/08/2019	08/07/2014	$1,863	$1,900	1.30%
Legg Mason Mortgage Capital Corp.	7.110%	03/10/2021	01/29/2013	2,177	2,275	1.55%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	1,100	1,116	0.76%

				$5,140	$5,291	3.61%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
RDR	0.000%	09/30/2014	10/01/2014	$7,900	U.S. Treasury Notes 1.250% due 10/31/2018	$(8,061)	$7,900	$7,900

Total Repurchase Agreements						$(8,061)	$7,900	$7,900

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(2.000%)	08/20/2014	08/19/2016	$	(2,616)	$(2,610)
	0.300%	09/29/2014	10/14/2014		(3,203)	(3,203)
	0.500%	07/24/2014	10/22/2014		(1,434)	(1,435)
	0.500%	07/25/2014	10/28/2014		(2,342)	(2,344)
	0.500%	09/23/2014	10/28/2014		(571)	(571)
	0.650%	07/21/2014	10/21/2014		(7,035)	(7,044)
	0.650%	07/24/2014	10/22/2014		(3,011)	(3,015)
	0.650%	08/08/2014	10/22/2014		(676)	(677)
	0.650%	08/08/2014	11/10/2014		(2,084)	(2,086)
	0.650%	09/15/2014	10/15/2014		(423)	(423)
	0.730%	09/04/2014	12/04/2014		(1,118)	(1,119)
	0.733%	07/24/2014	10/22/2014		(1,821)	(1,824)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	0.750%	09/15/2014	12/15/2014	$	(3,194)	$(3,195)
	0.750%	09/18/2014	12/18/2014		(1,048)	(1,048)
	1.382%	07/07/2014	10/07/2014		(4,033)	(4,046)
	1.383%	07/24/2014	10/22/2014		(4,874)	(4,887)
	1.383%	09/04/2014	12/04/2014		(2,261)	(2,263)
	1.384%	07/29/2014	10/28/2014		(1,075)	(1,078)
	1.385%	08/11/2014	11/12/2014		(2,582)	(2,587)
	1.430%	09/29/2014	03/27/2015		(2,050)	(2,050)
BRC	0.450%	09/18/2014	10/17/2014	EUR	(973)	(1,229)
CFR	0.900%	09/29/2014	10/30/2014	GBP	(99)	(160)
DEU	(0.750%)	09/29/2014	09/26/2016	$	(1,006)	(1,006)
	0.520%	08/27/2014	12/01/2014		(4,835)	(4,837)
	0.550%	09/08/2014	10/02/2014		(1,003)	(1,003)
	0.550%	09/09/2014	12/09/2014		(1,454)	(1,455)
	0.590%	07/10/2014	10/08/2014		(144)	(144)
	0.590%	07/29/2014	10/29/2014		(732)	(733)
	0.590%	08/05/2014	11/06/2014		(1,612)	(1,614)
	0.590%	09/24/2014	10/29/2014		(191)	(191)
	0.650%	09/17/2014	12/16/2014		(2,161)	(2,162)
	0.750%	10/02/2014	01/02/2015		(992)	(992)
MSC	1.150%	08/06/2014	11/06/2014		(4,719)	(4,727)
	1.300%	09/18/2014	03/18/2015		(4,055)	(4,057)
	1.300%	09/23/2014	03/20/2015		(871)	(871)
RDR	0.600%	07/29/2014	10/29/2014		(2,114)	(2,116)
	0.420%	09/04/2014	12/04/2014		(3,099)	(3,100)
	0.550%	09/29/2014	12/04/2014		(1,692)	(1,692)
	0.930%	08/22/2014	11/24/2014		(4,440)	(4,445)
	1.230%	07/11/2014	10/14/2014		(1,366)	(1,370)
	1.330%	07/01/2014	01/02/2015		(1,718)	(1,724)
	1.330%	09/29/2014	03/30/2015		(765)	(765)
RYL	0.750%	09/05/2014	10/06/2014	GBP	(1,048)	(1,700)
UBS	0.550%	09/24/2014	11/24/2014	$	(1,110)	(1,110)

Total Reverse Repurchase Agreements						$(90,708)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $82,887 at a weighted average interest rate of 0.734%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(i)	Securities with an aggregate market value of $105,328 and cash of $443 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(47,505)	$0	$0	$(47,505)	$57,310	$9,805
BRC	0	(1,229)	0	0	(1,229)	1,505	276
CFR	0	(160)	0	0	(160)	171	11
DEU	0	(14,137)	0	0	(14,137)	14,808	671
MSC	0	(9,655)	0	0	(9,655)	11,461	1,806
RDR	7,900	(15,212)	0	0	(7,312)	9,259	1,947

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	35

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
RYL	$0	$(1,700)	$0	$0	$(1,700)	$1,842	$142
UBS	0	(1,110)	0	0	(1,110)	1,355	245

Total Borrowings and Other Financing Transactions	$7,900	$(90,708)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index October Futures	1,900.000	10/17/2014	133	$133	$280

Total Purchased Options				$133	$280

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME S&P 500 Index October Futures	2,000.000	10/17/2014	133	$(741)	$(233)

Total Written Options				$(741)	$(233)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Long	12/2014	111	$(146)	$0	$(22)
S&P 500 Index December Futures	Long	12/2014	122	(800)	0	(122)

Total Futures Contracts				$(946)	$0	$(144)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	4,900	$302	$75	$6	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		2,100	(153)	(78)	0	(6)
Pay	3-Month USD-LIBOR	2.750%	06/19/2023	$	345,000	8,575	5,726	0	(370)
Pay	3-Month USD-LIBOR	3.000%	06/18/2024		12,000	496	118	0	(16)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		382,800	(9,354)	(7,122)	573	0

						$(134)	$(1,281)	$579	$(392)

Total Swap Agreements						$(134)	$(1,281)	$579	$(392)

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(k)	Securities with an aggregate market value of $29,055 and cash of $106 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 280	$0	$579	$859	$(233)	$(144)	$(392)	$(769)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		EUR	966	$		1,250	$30	$0
	10/2014		HKD	116			15	0	0
	10/2014	$		5,917		GBP	3,618	0	(52)
	11/2014		GBP	3,618	$		5,915	52	0
	11/2014		SGD	38			30	1	0

BPS	10/2014		BRL	382			168	12	0
	10/2014	$		156		BRL	382	0	0

BRC	10/2014		GBP	526	$		858	7	0
	11/2014		SEK	832			121	6	0

CBK	10/2014		AUD	16			15	1	0
	10/2014		CAD	51			46	1	0
	10/2014		EUR	4,335			5,715	240	0
	10/2014		HKD	349			45	0	0
	10/2014	$		177		GBP	108	0	(2)
	10/2014			287		JPY	30,781	0	(6)
	11/2014		CHF	123	$		136	7	0
	11/2014		GBP	98			160	1	0
	11/2014		NOK	185			30	1	0

DUB	10/2014		EUR	81			107	4	0

FBF	10/2014		GBP	28			46	1	0

GLM	10/2014		AUD	34			30	0	0
	10/2014		BRL	34			15	1	0
	10/2014		JPY	83,179			799	41	0
	10/2014	$		196		AUD	217	0	(6)
	10/2014			14		BRL	34	0	0
	10/2014			544		EUR	420	0	(14)
	11/2014		AUD	17	$		15	0	0
	11/2014		CHF	27			30	1	0
	11/2014		DKK	336			60	3	0
	11/2014	$		196		CHF	183	0	(4)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	37

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	10/2014		AUD	345	$		322	$20	$0

JPM	10/2014			16			15	1	0
	10/2014		GBP	28			46	1	0
	10/2014		HKD	481			62	0	0
	10/2014		JPY	4,675			45	2	0
	10/2014	$		1,261		EUR	972	0	(33)
	10/2014			482		GBP	297	0	(1)
	10/2014			524		JPY	57,072	0	(4)
	11/2014		CHF	27	$		30	1	0
	11/2014		EUR	35			45	0	0
	11/2014		GBP	27			44	0	0
	11/2014		JPY	57,072			524	4	0

MSB	10/2014		BRL	379			166	11	0
	10/2014		GBP	3,442			5,708	129	0
	10/2014	$		155		BRL	379	0	0
	11/2014		SGD	19	$		15	0	0

UAG	10/2014		BRL	796			325	0	0
	10/2014	$		339		BRL	796	0	(14)
	10/2014			5,104		EUR	3,991	0	(64)
	11/2014		BRL	796	$		336	13	0
	11/2014		CHF	164			182	10	0
	11/2014		EUR	3,991			5,105	64	0

Total Forward Foreign Currency Contracts								$666	$(200)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Premiums
Balance at Beginning of Period	149	$(875)
Sales	858	(4,823)
Closing Buys	(732)	4,237
Expirations	(142)	720
Exercised	0	0

Balance at End of Period	133	$(741)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
GST	Commercial Industrial Finance Corp. Ltd. 3-Month USD-LIBOR plus 4.000% due 10/20/2020	(4.500%	)	10/20/2020	$478	$0	$5	$5	$0
	Telos CLO Ltd. 3-Month USD-LIBOR plus 4.250% due 10/11/2021	(5.000%	)	10/11/2021	1,500	0	31	31	0

						$0	$36	$36	$0

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 5.250% due 07/25/2033	6.250%	07/25/2033	$451	$0	$(198)	$0	$(198)

MYC	Morgan Stanley Dean Witter Capital 1-Month USD-LIBOR plus 3.225% due 08/25/2032	3.225%	08/25/2032	156	(3)	4	1	0

					$(3)	$(194)	$1	$(198)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
RYL	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$2,975	$(1,751)	$1,095	$0	$(656)
	ABX.HE.PENAAA.7-1 Index	0.090%	08/25/2037	2,459	(1,217)	652	0	(565)

					$(2,968)	$1,747	$0	$(1,221)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL 3,600	$10	$(6)	$4	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	39

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/ Receive (5)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	1,227	Not Applicable, Fully Funded	02/11/2015	$181	$181	$107	$288	$0
	Receive	OGX Petroleo e Gas Participaceos S.A.	841	Not Applicable, Fully Funded	04/11/2015	149	149	0	149	0

							$330	$107	$437	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	NDDUEAFE Index	15,000	1-Month USD-LIBOR plus a specified spread	04/28/2015	$77,368		$(1,640)	$0	$(1,640)

Total Swap Agreements							$(2,631)	$50	$478	$(3,059)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(m)	Securities with an aggregate market value of $3,287 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$83	$0	$0	$83	$(52)	$0	$(198)	$(250)	$(167)	$374	$207
BPS	12	0	4	16	0	0	0	0	16	0	16
BRC	13	0	0	13	0	0	0	0	13	0	13
CBK	251	0	0	251	(8)	0	0	(8)	243	0	243
DUB	4	0	437	441	0	0	0	0	441	0	441
FBF	1	0	0	1	0	0	(1,640)	(1,640)	(1,639)	1,554	(85)
GLM	46	0	0	46	(24)	0	0	(24)	22	0	22
GST	0	0	36	36	0	0	0	0	36	(130)	(94)
HUS	20	0	0	20	0	0	0	0	20	0	20
JPM	9	0	0	9	(38)	0	0	(38)	(29)	0	(29)
MSB	140	0	0	140	0	0	0	0	140	0	140
MYC	0	0	1	1	0	0	0	0	1	(25)	(24)
RYL	0	0	0	0	0	0	(1,221)	(1,221)	(1,221)	1,359	138
UAG	87	0	0	87	(78)	0	0	(78)	9	0	9

Total Over the Counter	$666	$0	$478	$1,144	$(200)	$0	$(3,059)	$(3,259)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$280	$0	$0	$280
Swap Agreements	0	0	0	0	579	579

	$0	$0	$280	$0	$579	$859

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$666	$0	$666
Swap Agreements	0	37	437	0	4	478

	$0	$37	$437	$666	$4	$1,144

	$0	$37	$717	$666	$583	$2,003

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$233	$0	$0	$233
Futures	0	0	144	0	0	144
Swap Agreements	0	0	0	0	392	392

	$0	$0	$377	$0	$392	$769

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$200	$0	$200
Swap Agreements	0	1,419	1,640	0	0	3,059

	$0	$1,419	$1,640	$200	$0	$3,259

	$0	$1,419	$2,017	$200	$392	$4,028

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	41

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,311)	$0	$0	$(1,311)
Written Options	0	0	(1,606)	0	0	(1,606)
Futures	0	0	6,027	0	0	6,027
Swap Agreements	0	0	0	0	(10,327)	(10,327)

	$0	$0	$3,110	$0	$(10,327)	$(7,217)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$214	$0	$214
Swap Agreements	0	(8)	0	0	0	(8)

	$0	$(8)	$0	$214	$0	$206

	$0	$(8)	$3,110	$214	$(10,327)	$(7,011)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$312	$0	$0	$312
Written Options	0	0	319	0	0	319
Futures	0	0	(1,501)	0	0	(1,501)
Swap Agreements	0	0	0	0	6,327	6,327

	$0	$0	$(870)	$0	$6,327	$5,457

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$516	$0	$516
Swap Agreements	0	73	(1,533)	0	(10)	(1,470)

	$0	$73	$(1,533)	$516	$(10)	$(954)

	$0	$73	$(2,403)	$516	$6,317	$4,503

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,904	$757	$5,661
Corporate Bonds & Notes
Banking & Finance	0	34,715	2,800	37,515
Industrials	0	20,002	3,324	23,326
Utilities	0	3,609	0	3,609
Municipal Bonds & Notes
West Virginia	0	1,489	0	1,489
U.S. Government Agencies	0	24,408	0	24,408
U.S. Treasury Obligations	0	1,000	0	1,000
Mortgage-Backed Securities	0	92,590	3,468	96,058
Asset-Backed Securities	0	14,741	0	14,741
Sovereign Issues	0	302	0	302

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Preferred Securities
Banking & Finance	$0	$427	$0	$427
Utilities	554	1,207	0	1,761
Short-Term Instruments
Repurchase Agreements	0	7,900	0	7,900
Short-Term Notes	0	100	0	100
U.S. Treasury Bills	0	32,696	0	32,696

Total Investments	$554	$240,090	$10,349	$250,993

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	280	579	0	859
Over the counter	0	707	437	1,144
	$280	$1,286	$437	$2,003

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(377)	(392)	0	(769)
Over the counter	0	(3,259)	0	(3,259)
	$(377)	$(3,651)	$0	$(4,028)

Totals	$457	$237,725	$10,786	$248,968

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$862	$107	$(200)	$12	$0	$(24)	$0	$0	$757	$(24)
Corporate Bonds & Notes
Banking & Finance	2,983	3,944	0	1	0	51	0	(4,179)	2,800	54
Industrials	2,697	1,100	(159)	0	0	(173)	0	(141)	3,324	(34)
Mortgage-Backed Securities	3,616	16	(554)	4	0	9	377	0	3,468	(12)
Asset-Backed Securities	4,306	0	(347)	71	268	595	0	(4,893)	0	0

	$14,464	$5,167	$(1,260)	$88	$268	$458	$377	$(9,213)	$10,349	$(16)

Financial Derivative Instruments - Assets
Over the counter	0	0	0	0	0	437	0	0	437	437

Totals	$14,464	$5,167	$(1,260)	$88	$268	$895	$377	$(9,213)	$10,786	$421

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	43

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

(Unaudited) September 30, 2014

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$757	Third Party Vendor	Broker Quote	83.00-108.50
Corporate Bonds & Notes
Banking & Finance	475	Benchmark Pricing	Base Price	100.00
	1,425	Discounted Cash Flows	Credit Rating	B-BBB
			OAS Spread	600-950bps
			Yield	8.75-9.75
	900	Market Comparable Companies	Credit Rating	B-BB
			Net Debt to Equity Ratio	8-10x
			Yield	8.00-10.00
Industrials	1,116	Benchmark Pricing	Base Price	102.67
	2,208	Third Party Vendor	Broker Quote	108.00-110.75
Mortgage-Backed Securities	575	Benchmark Pricing	Base Price	106.51
	2,275	Indicative Market Quotation	Broker Quote	100.75
	618	Third Party Vendor	Broker Quote	77.00-99.47

Financial Derivative Instruments - Assets
Over the counter	437	Indicative Market Quotation	Broker Quote	99.77-159.06

Total	$10,786

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Income Fund

(Unaudited) September 30, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 160.8%

CORPORATE BONDS & NOTES 35.2%

BANKING & FINANCE 23.4%
AGFC Capital Trust
6.000% due 01/15/2067		$27,410	$22,545
American International Group, Inc.
6.250% due 03/15/2087 (d)		2,518	2,838
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (b)	EUR	16,000	22,078
Barclays Bank PLC
7.625% due 11/21/2022 (d)		$10,700	11,519
Barclays PLC
8.000% due 12/15/2020 (b)	EUR	5,000	6,599
BPCE S.A.
12.500% due 09/30/2019 (b)(d)		$5,000	6,837
Citigroup, Inc.
6.125% due 08/25/2036		3,000	3,451
Credit Agricole S.A.
6.625% due 09/23/2019 (b)		10,000	9,553
Doctors Co.
6.500% due 10/15/2023 (d)		25,000	27,248
GSPA Monetization Trust
6.422% due 10/09/2029 (d)		8,420	9,591
International Lease Finance Corp.
6.980% due 10/15/2018		18,000	18,851
LBG Capital PLC
7.375% due 03/12/2020 (d)	EUR	1,885	2,565
8.500% due 12/17/2021 (b)		$2,000	2,163
9.000% due 12/15/2019	GBP	284	489
9.125% due 07/15/2020		5,500	9,535
Lloyds Bank PLC
12.000% due 12/16/2024 (b)(d)		$30,800	45,430
Midwest Family Housing LLC
6.631% due 01/01/2051		4,981	4,029
Rio Oil Finance Trust
6.250% due 07/06/2024 (d)		28,300	29,238
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	6,000	7,168
Tri-Command Military Housing LLC
5.383% due 02/15/2048		$4,714	4,206

			245,933

INDUSTRIALS 8.8%
Anadarko Petroleum Corp.
7.000% due 11/15/2027 (d)		5,700	6,830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CGG S.A.
7.750% due 05/15/2017		$337	$334
Ford Motor Co.
7.700% due 05/15/2097 (d)		7,100	9,008
GTL Trade Finance, Inc.
7.250% due 04/16/2044 (d)		4,500	4,590
Hampton Roads PPV LLC
6.621% due 06/15/2053		20,794	19,223
Numericable Group S.A.
6.000% due 05/15/2022		1,900	1,917
6.250% due 05/15/2024 (d)		18,900	18,876
Perstorp Holding AB
9.000% due 05/15/2017	EUR	2,000	2,640
Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 (d)	GBP	17,500	28,938

			92,356

UTILITIES 3.0%
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034 (d)		$3,820	4,088
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,181
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (d)		15,200	17,876
NRG REMA LLC
9.237% due 07/02/2017		250	267
Telefonica Europe BV
6.500% due 09/18/2018 (b)	EUR	6,000	8,247

			31,659

Total Corporate Bonds & Notes (Cost $329,883)			369,948

MUNICIPAL BONDS & NOTES 18.5%

CALIFORNIA 3.9%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031		$2,000	2,341
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035		200	205
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047		4,200	3,350
Oakland Unified School District/Alameda County, California General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034		15,100	17,771

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	45

Schedule of Investments PIMCO High Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025	$1,500	$1,694
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,500	8,325
7.750% due 09/01/2040	6,500	7,186
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	305	300

		41,172

COLORADO 0.1%
Upper Eagle Regional Water Authority, Colorado Revenue Bonds, (BABs), Series 2010
6.518% due 12/01/2039	1,000	1,085

DISTRICT OF COLUMBIA 1.0%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	9,740	10,420

ILLINOIS 4.8%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	11,008
7.517% due 01/01/2040	34,805	39,710

		50,718

NEBRASKA 2.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	18,500	20,995

NEVADA 0.3%
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	3,900	3,485

NEW JERSEY 0.1%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	700	516

NEW YORK 0.3%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	3,825	3,552

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 3.7%
Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2013
5.902% due 11/01/2053	$5,115	$5,347
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	7,000	7,262
6.765% due 06/01/2040	24,895	26,083

		38,692

TEXAS 0.8%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,535	8,206

WASHINGTON 0.9%
Spokane County, Washington Wastewater System Revenue Bonds, (BABs), Series 2009
6.474% due 12/01/2029	8,000	9,009

WISCONSIN 0.6%
Green Bay Redevelopment Authority, Wisconsin Revenue Bonds, Series 2013
6.150% due 06/01/2043	5,690	6,054

Total Municipal Bonds & Notes (Cost $181,675)		193,904

U.S. GOVERNMENT AGENCIES 76.7%
Fannie Mae
2.500% due 09/25/2027 (a)	52,149	5,510
3.000% due 05/25/2032 (a)	8,216	1,264
3.500% due 09/25/2027 - 10/25/2041 (a)	45,996	6,646
4.000% due 05/25/2020 - 01/25/2043 (a)	18,509	3,219
4.500% due 01/25/2043 - 02/25/2043 (a)	36,777	8,391
5.215% due 12/25/2042 - 07/25/2043	3,370	2,618
5.768% due 01/25/2043	3,500	2,689
5.896% due 11/25/2036 (a)	8,616	1,091
5.996% due 09/25/2042 - 11/25/2042 (a)	12,609	2,852
6.046% due 06/25/2042 - 10/25/2042 (a)	66,059	11,643
6.096% due 08/25/2041 (a)	11,149	1,923
6.396% due 05/25/2042 (a)	18,927	3,256
6.446% due 10/25/2043 (a)	82,689	19,807
6.516% due 10/25/2017 - 01/25/2018 (a)	434,493	38,921
6.526% due 01/25/2037 (a)	14,127	2,132

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.546% due 01/25/2035 (a)	$4,630	$755
9.691% due 10/25/2041	2,071	2,171
10.000% due 01/25/2034	220	274
11.588% due 08/25/2043	25,094	26,664
15.382% due 03/25/2043 - 05/25/2043	26,250	27,939
20.005% due 11/25/2043	8,092	9,135
Freddie Mac
2.500% due 07/15/2042 (a)	5,363	744
3.500% due 12/15/2026 (a)	7,892	888
4.000% due 08/15/2020 - 08/15/2042 (a)	7,064	1,141
4.500% due 10/15/2037 (a)	1,839	241
5.000% due 06/15/2033 (a)	3,335	653
5.846% due 08/15/2042 (a)	2,136	467
5.946% due 07/15/2035 (a)	2,291	340
5.996% due 10/15/2042 (a)	48,399	10,504
6.046% due 09/15/2041 - 02/15/2042 (a)	10,361	1,803
6.346% due 04/15/2042 (a)	65,655	13,863
6.386% due 02/15/2042 (a)	42,922	9,544
6.466% due 11/15/2036 (a)	13,377	2,009
6.496% due 02/15/2041 - 05/15/2041 (a)	42,507	6,997
6.546% due 07/15/2042 (a)	6,317	1,370
6.986% due 08/15/2036 (a)	1,325	212
8.554% due 12/15/2040	11,683	11,813
9.553% due 01/15/2041 (d)	25,326	25,349
9.691% due 11/15/2040	32,153	34,092
11.455% due 12/15/2040 - 08/15/2043	21,028	22,039
11.588% due 08/15/2043 - 03/15/2044	35,427	37,209
11.588% due 12/15/2043 (d)	96,677	102,346
11.724% due 04/15/2043	31,479	33,648
11.857% due 07/15/2036	18,554	19,733
12.693% due 05/15/2033	104	117
Freddie Mac Strips
3.000% due 12/15/2042 (a)	93,501	18,915
3.500% due 01/15/2043 (a)	25,803	5,648
9.434% due 08/15/2044	17,887	19,888
Ginnie Mae
3.500% due 01/20/2042 - 03/20/2043 (a)	39,444	5,856
4.000% due 03/20/2042 - 03/20/2043 (a)	48,608	7,506
4.500% due 03/20/2040 - 07/20/2042 (a)	84,377	17,585
5.000% due 09/20/2042 (a)	789	162
5.977% due 10/20/2041 (a)	6,124	999
5.997% due 10/20/2041 (a)	120,922	17,302
6.046% due 10/16/2042 (a)	8,439	1,430
6.097% due 02/20/2042 (a)	29,694	4,629
6.497% due 01/20/2041 (a)	6,959	1,280
6.546% due 05/16/2042 (a)	11,895	2,008

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.227% due 11/20/2036 (a)	$3,472	$643
8.462% due 04/20/2039 (d)	51,389	58,810
8.595% due 08/20/2039 (d)	60,834	68,986
9.193% due 02/16/2041	15,000	16,105
11.588% due 01/16/2044	4,718	4,906
11.591% due 02/20/2044	2,511	2,629
11.991% due 12/20/2039	5,642	5,943
13.269% due 12/20/2039	5,537	5,838
13.429% due 12/20/2039	4,589	4,803
14.540% due 12/20/2040	10,023	12,944
20.009% due 12/16/2043	4,563	4,887

Total U.S. Government Agencies (Cost $797,206)		805,724

MORTGAGE-BACKED SECURITIES 22.2%
American Home Mortgage Assets Trust
6.250% due 06/25/2037	1,339	915
Banc of America Alternative Loan Trust
5.446% due 06/25/2046 (a)	14,936	2,151
6.000% due 03/25/2036	6,647	5,000
6.000% due 06/25/2046	118	101
6.000% due 07/25/2046	3,892	3,250
Banc of America Funding Trust
6.000% due 07/25/2037 ^	1,074	861
Banc of America Mortgage Trust
2.699% due 02/25/2036 ^	43	37
BCAP LLC Trust
5.050% due 03/26/2037	3,468	1,189
13.500% due 10/26/2036	8,645	7,095
14.369% due 09/26/2036	8,723	7,524
17.400% due 06/26/2036	2,771	790
Bear Stearns Adjustable Rate Mortgage Trust
2.759% due 11/25/2034	235	231
2.926% due 05/25/2047 ^	632	548
Chase Mortgage Finance Trust
2.507% due 12/25/2035 ^	44	41
5.500% due 05/25/2036	13	12
5.649% due 09/25/2036	240	221
Citigroup Mortgage Loan Trust, Inc.
2.258% due 07/25/2046 ^	162	143
2.687% due 07/25/2037 ^	277	260
3.450% due 08/25/2037 ^	1,314	1,145
6.500% due 09/25/2036	4,971	3,692
CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036	918	804
6.000% due 06/25/2037	263	223
Countrywide Alternative Loan Trust
0.405% due 12/25/2035	432	614
2.665% due 02/25/2037 ^	550	493
3.254% due 07/25/2046	1,466	1,243
4.846% due 04/25/2035 (a)	10,087	1,164
5.096% due 07/25/2021 ^	928	908

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	47

Schedule of Investments PIMCO High Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 03/25/2036	$507	$424
6.000% due 03/25/2036	4,366	3,767
6.000% due 05/25/2036 ^	8,346	6,965
6.000% due 08/25/2036	6,944	6,349
6.000% due 11/25/2036 ^	390	337
6.000% due 02/25/2037	3,191	2,559
6.000% due 02/25/2037 ^	6,439	5,281
6.000% due 03/25/2037 ^	7,723	6,428
6.000% due 05/25/2037 ^	4,713	4,022
6.000% due 05/25/2037	5,267	4,356
6.000% due 02/25/2047	3,366	2,732
6.250% due 12/25/2036 ^	5,264	4,428
6.250% due 08/25/2037 ^	466	391
6.500% due 06/25/2036 ^	1,526	1,238
6.500% due 09/25/2037	8,834	7,253
6.500% due 11/25/2037 ^	11,734	10,058
Countrywide Home Loan Mortgage Pass-Through Trust
2.363% due 09/20/2036 ^	909	767
2.584% due 09/25/2047 ^	104	94
5.196% due 12/25/2036 (a)	7,442	1,150
5.750% due 06/25/2037 ^	2,220	2,068
6.000% due 03/25/2037	2,226	2,110
6.000% due 04/25/2037 ^	543	505
6.000% due 05/25/2037 ^	8,635	8,076
6.000% due 07/25/2037	3,851	3,318
6.250% due 09/25/2036	2,254	2,046
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036	3,683	2,921
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	5,795	3,261
6.500% due 10/25/2021	1,918	1,696
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036	2,371	1,997
First Horizon Alternative Mortgage Securities Trust
6.000% due 05/25/2036	3,393	2,927
GMAC Commercial Mortgage Asset Corp.
6.107% due 08/10/2052	1,986	2,047
HarborView Mortgage Loan Trust
2.568% due 08/19/2036 ^	850	627
4.865% due 08/19/2036 ^	64	59
IndyMac Mortgage Loan Trust
2.848% due 05/25/2037	3,763	2,655
JPMorgan Alternative Loan Trust
2.542% due 03/25/2037 ^	12,729	10,137
JPMorgan Mortgage Trust
3.449% due 01/25/2037	557	490
5.750% due 01/25/2036 ^	578	542
6.466% due 01/25/2037 (a)	34,155	7,513
Merrill Lynch Mortgage-Backed Securities Trust
2.791% due 04/25/2037 ^	204	174
Morgan Stanley Mortgage Loan Trust
6.000% due 10/25/2037 ^	2,842	2,357

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBSSP Resecuritization Trust
7.913% due 06/26/2037	$9,800	$4,953
Residential Accredit Loans, Inc. Trust
6.000% due 04/25/2036 ^	6,877	5,931
6.000% due 06/25/2036	2,913	2,377
6.000% due 12/25/2036 ^	7,037	5,576
6.500% due 07/25/2037	2,595	2,200
Residential Asset Securitization Trust
6.000% due 09/25/2036 ^	1,539	1,016
6.250% due 10/25/2036 ^	916	827
6.250% due 09/25/2037	6,781	4,961
6.500% due 08/25/2036 ^	1,123	782
Residential Funding Mortgage Securities, Inc. Trust
6.250% due 08/25/2036 ^	3,532	3,231
Sequoia Mortgage Trust
2.330% due 01/20/2047 ^	104	91
Structured Adjustable Rate Mortgage Loan Trust
2.706% due 04/25/2047	1,244	1,001
5.087% due 01/25/2036 ^	323	248
WaMu Mortgage Pass-Through Certificates Trust
1.831% due 01/25/2037 ^	200	174
1.941% due 04/25/2037	170	149
2.042% due 11/25/2036 ^	1,602	1,433
2.049% due 12/25/2036 ^	128	114
2.187% due 02/25/2037 ^	357	301
2.309% due 02/25/2037 ^	387	337
2.843% due 05/25/2037 ^	263	220
Washington Mutual Alternative Mortgage Pass-Through Certificates
6.500% due 03/25/2036 ^	11,015	7,756
Washington Mutual Mortgage Pass-Through Certificates Trust
0.875% due 04/25/2047 ^	128	5
6.000% due 07/25/2036	8,539	6,649
6.000% due 06/25/2037 ^	13,076	11,284
6.526% due 04/25/2037 (a)	18,236	4,933
Wells Fargo Mortgage-Backed Securities Trust
2.494% due 09/25/2036 ^	158	149

Total Mortgage-Backed Securities (Cost $217,640)		233,478

ASSET-BACKED SECURITIES 5.3%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.385% due 01/25/2036	2,813	1,922
Countrywide Asset-Backed Certificates
5.220% due 07/25/2036	13,700	9,458
GSAA Home Equity Trust
5.772% due 11/25/2036	3,092	1,950
5.800% due 03/25/2037 ^	4,801	2,830
5.917% due 03/25/2037	3,441	1,844
5.983% due 03/25/2037	9,348	6,057

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Trust
4.764% due 01/25/2037 ^	$3,804	$2,971
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^	1,012	549
5.965% due 09/25/2046	11,604	8,014
6.250% due 07/25/2047 ^	2,018	1,506
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036	10,060	6,662
6.998% due 09/25/2037	8,877	5,795
7.238% due 09/25/2037	4,569	2,982
Residential Funding Home Equity Loan Trust
5.400% due 12/25/2035	3,179	2,292
Washington Mutual Asset-Backed Certificates Trust
0.305% due 05/25/2036	359	247

Total Asset-Backed Securities (Cost $51,530)		55,079

	SHARES
PREFERRED SECURITIES 1.8%

BANKING & FINANCE 1.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (b)	15,400	19,293

Total Preferred Securities (Cost $18,133)		19,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (c) 0.8%
		$8,872

SHORT-TERM NOTES 0.2%
Fannie Mae
0.025% due 01/20/2015	$2,100	2,100

U.S. TREASURY BILLS 0.1%
0.026% due 03/26/2015 (g)	500	500

Total Short-Term Instruments (Cost $11,472)		11,472

Total Investments in Securities (Cost $1,607,539)		1,688,898

Total Investments 160.8% (Cost $1,607,539)		$1,688,898

Financial Derivative Instruments (e)(f) 1.0% (Cost or Premiums, net $(1,188))		10,391

Preferred Shares, at Liquidation Value (27.8%)		(292,000)

Other Assets and Liabilities, net (34.0%)		(356,661)

Net Assets Applicable to Common Shareholders 100.0%		$1,050,628

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.000%	09/30/2014	10/01/2014	$6,400	U.S. Treasury Notes 2.125% due 09/30/2021	$(6,522)	$6,400	$6,400
SSB	0.000%	09/30/2014	10/01/2014	2,472	U.S. Treasury Notes 1.500% due 02/28/2019	(2,525)	2,472	2,472

Total Repurchase Agreements						$(9,047)	$8,872	$8,872

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	49

Schedule of Investments PIMCO High Income Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	0.400%	08/25/2014	10/03/2014	$	(2,724)	$(2,725)
BRC	1.000%	08/14/2014	10/14/2014	GBP	(14,707)	(23,874)
CFR	0.690%	09/29/2014	10/30/2014	EUR	(1,675)	(2,115)
DEU	0.550%	08/26/2014	10/03/2014	$	(33,862)	(33,881)
MSC	0.450%	08/28/2014	10/02/2014		(5,724)	(5,726)
	0.480%	08/28/2014	10/02/2014		(7,904)	(7,908)
	0.480%	09/02/2014	10/02/2014		(19,648)	(19,656)
	0.480%	09/25/2014	10/23/2014		(10,838)	(10,839)
	0.500%	09/19/2014	10/20/2014		(11,366)	(11,368)
	0.550%	10/02/2014	01/05/2015		(33,850)	(33,850)
RDR	0.050%	10/03/2014	11/03/2014		(10,314)	(10,314)
	0.500%	08/29/2014	10/02/2014		(10,997)	(11,002)
	0.500%	08/29/2014	10/03/2014		(128,556)	(128,557)
	0.500%	09/02/2014	10/03/2014		(15,676)	(15,682)
	0.500%	09/19/2014	10/20/2014		(40,444)	(40,451)
	0.500%	10/02/2014	11/03/2014		(11,060)	(11,060)
	0.500%	10/03/2014	11/03/2014		(132,376)	(132,376)
UBS	0.380%	09/16/2014	10/17/2014		(20,330)	(20,333)
	0.450%	08/25/2014	10/06/2014		(26,601)	(26,613)
	0.450%	09/24/2014	10/23/2014		(9,592)	(9,593)
	0.500%	08/29/2014	10/02/2014		(10,640)	(10,645)
	0.500%	10/01/2014	01/05/2015		(17,121)	(17,121)
	0.500%	10/02/2014	11/06/2014		(10,616)	(10,616)

Total Reverse Repurchase Agreements						$(596,305)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $403,982 at a weighted average interest rate of 0.490%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(d)	Securities with an aggregate market value of $676,876 and cash of $924 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(2,725)	$0	$0	$(2,725)	$2,838	$113
BOS	6,400	0	0	0	6,400	(6,522)	(122)
BRC	0	(23,874)	0	0	(23,874)	28,062	4,188
CFR	0	(2,115)	0	0	(2,115)	2,565	450
DEU	0	(33,881)	0	0	(33,881)	36,535	2,654
MSC	0	(89,347)	0	0	(89,347)	95,895	6,548
RDR	0	(349,442)	0	0	(349,442)	411,342	61,900
SSB	2,472	0	0	0	2,472	(2,525)	(53)
UBS	0	(94,921)	0	0	(94,921)	99,688	4,767

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$0	$0	$0	$(340)	$(340)

Total Borrowings and Other Financing Transactions	$8,872	$(596,305)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/18/2019	$712,000	$(7,958)	$(3,750)	$264	$0
Receive	3-Month USD-LIBOR	3.750%	09/17/2043	700,000	(53,999)	(3,473)	4,283	0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044	700,000	49,109	59,771	0	(4,245)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	380,000	(20,339)	(5,315)	2,331	0

					$(33,187)	$47,233	$6,878	$(4,245)

Total Swap Agreements					$(33,187)	$47,233	$6,878	$(4,245)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

Cash of $31,401 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$0	$6,878	$6,878	$0	$0	$(4,245)	$(4,245)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	51

Schedule of Investments PIMCO High Income Fund (Cont.)

(f) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		EUR	150	$		195	$6	$0
	10/2014	$		15,942		GBP	9,748	0	(139)
	11/2014		GBP	9,748	$		15,938	139	0
	06/2015		EUR	1,300			1,768	122	0
	06/2015	$		209		EUR	160	0	(7)
	06/2016		EUR	3,698	$		5,063	327	0
	06/2016	$		216		EUR	160	0	(11)

BPS	12/2014			49,325		MXN	659,722	0	(460)
	06/2015		EUR	594	$		806	54	0

BRC	10/2014			250			329	14	0
	11/2014	$		1,074		GBP	655	0	(12)
	12/2014			5,169		MXN	68,195	0	(118)
	06/2015		EUR	747	$		1,015	69	0
	06/2015	$		330		EUR	250	0	(14)
	06/2016		EUR	692	$		952	65	0

CBK	10/2014			3,341			4,386	167	0
	06/2015			639			874	64	0
	06/2015	$		66		EUR	50	0	(3)

DUB	10/2014		EUR	761	$		987	26	0
	12/2014		MXN	720,360			53,362	6	0
	06/2015	$		990		EUR	761	0	(26)
	02/2016		EUR	6,750	$		9,083	482	0
	06/2016			386			529	34	0

FBF	04/2015			14,231			19,294	1,289	0
	06/2015			1,080			1,466	99	0

GLM	10/2014			2,159			2,778	51	0
	11/2014			1,670			2,126	16	0
	06/2015	$		1,448		EUR	1,089	0	(70)

HUS	11/2014			2,135			1,675	0	(19)

JPM	10/2014			584			450	0	(15)

MSB	10/2014		GBP	9,748	$		16,167	364	0
	06/2015		EUR	904			1,239	95	0
	06/2016			971			1,335	92	0

NAB	06/2015			755			1,027	71	0
	06/2016			2,113			2,901	195	0
	07/2016			268			364	20	0

UAG	10/2014			447			588	23	0
	10/2014	$		8,516		EUR	6,658	0	(106)
	11/2014		EUR	6,658	$		8,517	106	0
	06/2015	$		589		EUR	447	0	(23)

Total Forward Foreign Currency Contracts								$3,996	$(1,023)

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	3-Month USD-LIBOR	2.200%	01/14/2020	$537,500	$(942)	$547	$0	$(395)

MYC	Pay	3-Month USD-LIBOR	2.050%	11/19/2019	1,000,000	373	5,101	5,474	0
	Pay	3-Month USD-LIBOR	2.200%	01/14/2020	398,800	(619)	325	0	(294)

						$(1,188)	$5,973	$5,474	$(689)

Total Swap Agreements						$(1,188)	$5,973	$5,474	$(689)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(g)	Securities with an aggregate market value of $500 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$594	$0	$0	$594	$(157)	$0	$(395)	$(552)	$42	$0	$42
BPS	54	0	0	54	(460)	0	0	(460)	(406)	500	94
BRC	148	0	0	148	(144)	0	0	(144)	4	0	4
CBK	231	0	0	231	(3)	0	0	(3)	228	(30)	198
DUB	548	0	0	548	(26)	0	0	(26)	522	(290)	232
FBF	1,388	0	0	1,388	0	0	0	0	1,388	(1,140)	248
GLM	67	0	0	67	(70)	0	0	(70)	(3)	0	(3)
HUS	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
JPM	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
MSB	551	0	0	551	0	0	0	0	551	(350)	201
MYC	0	0	5,474	5,474	0	0	(294)	(294)	5,180	(7,765)	(2,585)
NAB	286	0	0	286	0	0	0	0	286	(260)	26
UAG	129	0	0	129	(129)	0	0	(129)	(0)	0	(0)

Total Over the Counter	$3,996	$0	$5,474	$9,470	$(1,023)	$0	$(689)	$(1,712)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	53

Schedule of Investments PIMCO High Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6,878	$6,878

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,996	$0	$3,996
Swap Agreements	0	0	0	0	5,474	5,474

	$0	$0	$0	$3,996	$5,474	$9,470

	$0	$0	$0	$3,996	$12,352	$16,348

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,245	$4,245

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,023	$0	$1,023
Swap Agreements	0	0	0	0	689	689

	$0	$0	$0	$1,023	$689	$1,712

	$0	$0	$0	$1,023	$4,934	$5,957

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(58,978)	$(58,978)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$402	$0	$402
Swap Agreements	0	781	0	0	21,341	22,122

	$0	$781	$0	$402	$21,341	$22,524

	$0	$781	$0	$402	$(37,637)	$(36,454)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$49,851	$49,851

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,243	$0	$3,243
Swap Agreements	0	0	0	0	328	328

	$0	$0	$0	$3,243	$328	$3,571

	$0	$0	$0	$3,243	$50,179	$53,422

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$213,462	$32,471	$245,933
Industrials	0	73,133	19,223	92,356
Utilities	0	27,304	4,355	31,659
Municipal Bonds & Notes
California	0	41,172	0	41,172
Colorado	0	1,085	0	1,085
District of Columbia	0	10,420	0	10,420
Illinois	0	50,718	0	50,718
Nebraska	0	20,995	0	20,995
Nevada	0	3,485	0	3,485
New Jersey	0	516	0	516
New York	0	3,552	0	3,552
Pennsylvania	0	38,692	0	38,692
Texas	0	8,206	0	8,206
Washington	0	9,009	0	9,009
Wisconsin	0	6,054	0	6,054
U.S. Government Agencies	0	793,303	12,421	805,724
Mortgage-Backed Securities	0	231,431	2,047	233,478
Asset-Backed Securities	0	55,079	0	55,079
Preferred Securities
Banking & Finance	0	19,293	0	19,293
Short-Term Instruments
Repurchase Agreements	0	8,872	0	8,872
Short-Term Notes	0	2,100	0	2,100
U.S. Treasury Bills	0	500	0	500

Total Investments	$0	$1,618,381	$70,517	$1,688,898

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	6,878	0	6,878
Over the counter	0	9,470	0	9,470
	$0	$16,348	$0	$16,348

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,245)	0	(4,245)
Over the counter	0	(1,712)	0	(1,712)
	$0	$(5,957)	$0	$(5,957)

Totals	$0	$1,628,772	$70,517	$1,699,289

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	55

Schedule of Investments PIMCO High Income Fund (Cont.)

(Unaudited) September 30, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$30,441	$0	$(98)	$354	$4	$1,770	$0	$0	$32,471	$514
Industrials	17,846	0	(100)	6	16	1,455	0	0	19,223	0
Utilities	339	0	(87)	(1)	(2)	18	4,088	0	4,355	0
U.S. Government Agencies	11,236	0	(2,339)	0	(29)	230	12,421	(9,098)	12,421	0
Mortgage-Backed Securities	0	2,084	(4)	0	0	(33)	0	0	2,047	(33)

Totals	$59,862	$2,084	$(2,628)	$359	$(11)	$3,440	$16,509	$(9,098)	$70,517	$481

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$32,471	Benchmark Pricing	Base Price	80.89-113.80
Industrials	19,223	Benchmark Pricing	Base Price	91.81
Utilities	4,355	Third Party Vendor	Broker Quote	106.75-107.00
U.S. Government Agencies	12,421	Third Party Vendor	Broker Quote	9.58
Mortgage-Backed Securities	2,047	Benchmark Pricing	Base Price	104.00

Total	$70,517

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Dynamic Income Fund

(Unaudited) September 30, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.4%

BANK LOAN OBLIGATIONS 1.6%
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		$14,214	$14,170
Numericable U.S. LLC
4.500% due 05/21/2020		1,642	1,631
OGX
TBD% - 8.000% due 04/11/2015		616	511
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		7,600	8,246

Total Bank Loan Obligations (Cost $23,890)			24,558

CORPORATE BONDS & NOTES 32.4%

BANKING & FINANCE 16.7%
AGFC Capital Trust
6.000% due 01/15/2067 (g)		12,900	10,610
Banco Continental SAECA
8.875% due 10/15/2017 (g)		9,100	9,885
Banco do Brasil S.A.
3.875% due 10/10/2022 (g)		12,500	11,625
Cantor Fitzgerald LP
7.875% due 10/15/2019 (g)		9,600	10,526
Cedulas Fondo de Titulizacion de Activos
0.264% due 04/08/2016 (g)	EUR	900	1,130
4.250% due 04/10/2031 (g)		31,700	45,934
Citigroup, Inc.
6.300% due 05/15/2024 (d)		$2,300	2,287
Credit Suisse
6.500% due 08/08/2023 (g)		10,700	11,664
Eksportfinans ASA
2.000% due 09/15/2015 (g)		700	701
5.500% due 05/25/2016 (g)		1,700	1,796
5.500% due 06/26/2017 (g)		1,900	2,054
Exeter Finance Corp.
9.750% due 05/20/2019		9,700	9,700
General Electric Capital Corp.
7.125% due 06/15/2022 (d)		10,000	11,593
Jefferies LoanCore LLC
6.875% due 06/01/2020 (g)		4,181	4,066
KGH Intermediate Holdco LLC
7.734% due 08/07/2019 (e)		13,575	13,575
8.500% due 08/08/2019 (e)		4,525	4,524
LBG Capital PLC
6.385% due 05/12/2020 (g)	EUR	15,800	21,263
Navient LLC
6.000% due 01/25/2017 (g)		$5,000	5,244

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rabobank Group
6.875% due 03/19/2020 (g)	EUR	15,800	$23,773
Royal Bank of Scotland NV
0.899% due 06/08/2015 (g)		5,446	6,883
Royal Bank of Scotland PLC
6.934% due 04/09/2018 (g)		7,900	11,486
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (g)		$7,800	7,839
Springleaf Finance Corp.
6.500% due 09/15/2017 (g)		2,300	2,426
6.900% due 12/15/2017 (g)		5,400	5,751
Toll Road Investors Partnership LP
0.000% due 02/15/2045		45,231	9,159
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		8,800	8,932

			254,426

INDUSTRIALS 11.1%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019		6,500	6,337
Alliance Oil Co. Ltd.
9.875% due 03/11/2015 (g)		5,000	5,025
Armored Autogroup, Inc.
9.250% due 11/01/2018 (g)		8,236	8,483
Aston Martin Capital Ltd.
9.250% due 07/15/2018 (g)	GBP	1,950	3,335
Buffalo Thunder Development Authority
9.375% due 12/15/2014 ^		$12,000	5,130
Carolina Beverage Group LLC
10.625% due 08/01/2018 (g)		2,767	2,871
Commercial Vehicle Group, Inc.
7.875% due 04/15/2019 (g)		7,983	8,203
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		5,000	800
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	1,100	1,917
First Data Corp.
7.375% due 06/15/2019 (g)		$5,000	5,269
GCI, Inc.
6.750% due 06/01/2021 (g)		13,162	13,129
Ineos Finance PLC
7.500% due 05/01/2020 (g)		25,980	27,766
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (g)		5,490	5,792
Mongolian Mining Corp.
8.875% due 03/29/2017		8,800	5,544
Numericable Group S.A.
6.000% due 05/15/2022 (g)		1,700	1,715
OGX Austria GmbH
8.500% due 06/01/2018 ^		16,700	751

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	57

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleos de Venezuela S.A.
5.500% due 04/12/2037 (g)		$7,000	$3,430
Pinnacol Assurance
8.625% due 06/25/2034 (e)		10,200	10,350
Pittsburgh Glass Works LLC
8.000% due 11/15/2018 (g)		1,755	1,869
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021 (g)		6,000	6,360
7.875% due 08/15/2019 (g)		9,000	9,585
Rockies Express Pipeline LLC
6.875% due 04/15/2040 (g)		2,852	3,109
Spirit Issuer PLC
5.472% due 12/28/2034 (g)	GBP	12,120	19,354
Unique Pub Finance Co. PLC
6.542% due 03/30/2021		6,071	10,418
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.750% due 02/03/2022 ^		$5,000	675
Western Express, Inc.
12.500% due 04/15/2015 (g)		2,850	2,561

			169,778

UTILITIES 4.6%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		10,700	9,269
6.000% due 11/27/2023		15,000	14,252
Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037		3,000	3,188
NGPL PipeCo LLC
7.768% due 12/15/2037 (g)		13,679	14,192
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		4,700	4,113
6.604% due 02/03/2021 (g)		17,300	17,602
VimpelCom Holdings BV
7.504% due 03/01/2022 (g)		7,000	7,166
Westmoreland Coal Co.
10.750% due 02/01/2018		313	329

			70,111

Total Corporate Bonds & Notes (Cost $459,366)			494,315

U.S. GOVERNMENT AGENCIES 2.4%
Fannie Mae
5.766% due 07/25/2041 (a)(g)		13,731	1,698
5.916% due 10/25/2040 (a)(g)		20,477	2,958
6.196% due 12/25/2037 (a)		616	85
6.286% due 03/25/2037 - 04/25/2037 (a)(g)		43,252	6,996
6.346% due 02/25/2037 (a)		466	73
6.366% due 09/25/2037 (a)(g)		1,500	274
6.406% due 06/25/2041 (a)(g)		42,652	6,820

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.496% due 11/25/2036 (a)		$367	$50
6.566% due 06/25/2037 (a)(g)		1,333	175
6.596% due 10/25/2035 (a)(g)		4,388	656
6.616% due 05/25/2037 (a)(g)		3,552	615
6.826% due 03/25/2038 (a)(g)		4,119	621
6.846% due 02/25/2038 (a)(g)		2,909	440
6.946% due 06/25/2023 (a)(g)		3,233	593
12.027% due 01/25/2041 (g)		5,985	7,284
Freddie Mac
0.884% due 10/25/2020 (a)		96,566	3,620
6.256% due 05/15/2037 (a)		624	99
6.316% due 07/15/2036 (a)(g)		5,378	804
6.426% due 09/15/2036 (a)(g)		2,033	305
6.546% due 04/15/2036 (a)(g)		4,487	633
7.626% due 09/15/2036 (a)(g)		3,299	596
14.086% due 09/15/2041		602	794
16.491% due 09/15/2034		429	537

Total U.S. Government Agencies (Cost $43,725)			36,726

U.S. TREASURY OBLIGATIONS 1.3%
U.S. Treasury Notes
0.250% due 10/31/2014 (i)(k)		4,906	4,907
0.250% due 11/30/2014 (i)		104	104
0.250% due 01/15/2015 (g)(i)(k)		12,696	12,705
0.375% due 11/15/2014 (i)		800	800
0.500% due 10/15/2014 (i)		920	920

Total U.S. Treasury Obligations (Cost $19,430)			19,436

MORTGAGE-BACKED SECURITIES 100.6%
Alba PLC
0.823% due 12/15/2038	GBP	12,160	17,426
American Home Mortgage Assets Trust
0.445% due 08/25/2037 ^		$11,758	5,925
0.695% due 11/25/2035 (g)		3,835	3,350
6.250% due 06/25/2037 (g)		11,813	8,071
American Home Mortgage Investment Trust
0.455% due 09/25/2045 (g)		9,111	7,964
1.055% due 02/25/2044		9,739	6,337
BAMLL Re-REMIC Trust
5.383% due 12/15/2016		13,000	13,559
Banc of America Alternative Loan Trust
0.555% due 05/25/2035		1,681	1,289
6.000% due 06/25/2037 (g)		729	588
6.000% due 06/25/2046		273	234
Banc of America Funding Trust
0.000% due 06/26/2035		10,469	8,829
0.000% due 07/26/2036		15,300	9,135
0.364% due 04/20/2047 (g)		29,613	22,231
0.367% due 08/25/2047		11,123	8,310
0.604% due 02/20/2035		4,612	2,618

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.622% due 03/20/2036 ^(g)		$3,765	$3,299
2.818% due 01/20/2047 ^		427	356
2.821% due 01/25/2035		678	337
Banc of America Mortgage Trust
2.622% due 10/20/2046 ^		428	279
2.763% due 01/25/2036		1,766	1,618
Banc of America Re-REMIC Trust
5.676% due 02/17/2051 (g)		38,264	39,050
Bancaja Fondo de Titulizacion de Activos
0.318% due 10/25/2037	EUR	3,472	4,225
BCAP LLC Trust
2.070% due 07/26/2045		$7,018	6,150
2.453% due 11/26/2035		9,500	7,887
2.652% due 05/26/2036		13,985	10,392
2.663% due 04/26/2037		25,551	14,666
4.897% due 03/26/2035		8,051	7,643
4.986% due 06/26/2047		5,789	5,029
5.212% due 10/26/2035		6,052	5,263
5.447% due 07/26/2035		4,770	4,028
5.500% due 12/26/2035		11,761	9,552
6.000% due 08/26/2037		7,821	6,633
Bear Stearns ALT-A Trust
0.355% due 02/25/2034 (g)		10,258	7,690
4.896% due 09/25/2035 (g)		15,621	12,503
Celtic Residential Irish Mortgage Securitisation PLC
0.247% due 11/13/2047	EUR	27,980	33,324
0.281% due 03/18/2049		5,300	6,329
0.344% due 12/14/2048		7,860	9,376
0.443% due 04/10/2048		10,204	12,193
Chase Mortgage Finance Trust
2.638% due 03/25/2037 (g)		$6,010	5,076
Citigroup Mortgage Loan Trust, Inc.
2.514% due 03/25/2036		1,480	1,415
2.724% due 10/25/2035 (g)		11,157	9,994
2.773% due 09/25/2037 ^(g)		9,071	7,719
Countrywide Alternative Loan Trust
0.345% due 09/25/2046 ^(g)		23,557	19,452
0.768% due 12/25/2035 (a)		20,935	426
0.885% due 11/25/2035 (g)		30,255	26,371
0.965% due 11/25/2046 ^(g)		12,452	9,477
1.594% due 12/25/2035 (a)		18,395	1,489
2.806% due 06/25/2047		390	323
5.500% due 02/25/2020		456	452
5.500% due 07/25/2035 (g)		4,430	4,172
5.500% due 11/25/2035 ^		1,356	1,272
5.500% due 12/25/2035 (g)		15,657	13,723
5.500% due 01/25/2036 ^		287	272
5.500% due 04/25/2037 (g)		4,345	3,686
5.750% due 01/25/2036		431	370
5.750% due 01/25/2037 (g)		14,644	12,606
5.750% due 04/25/2037 (g)		4,982	4,587
6.000% due 06/25/2036 (g)		734	662
6.000% due 11/25/2036		782	723
6.000% due 12/25/2036		326	257

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/25/2037 (g)		$3,764	$3,419
6.000% due 02/25/2037 ^		1,340	1,099
6.000% due 04/25/2037 ^(g)		10,693	8,410
6.000% due 05/25/2037 ^(g)		10,109	8,359
6.000% due 07/25/2037 (g)		3,910	3,777
6.996% due 07/25/2036 (a)		18,469	5,297
38.073% due 05/25/2037		1,964	3,386
Countrywide Home Loan Mortgage Pass-Through Trust
0.495% due 03/25/2036		3,824	2,251
0.755% due 03/25/2035		315	288
5.000% due 11/25/2035		113	110
5.186% due 06/25/2047 ^(g)		15,598	14,741
5.500% due 12/25/2034		284	253
5.500% due 11/25/2035 ^		137	136
6.000% due 07/25/2037		554	513
6.000% due 08/25/2037 (g)		12,472	11,642
6.000% due 08/25/2037		7	7
6.000% due 01/25/2038		422	396
Credit Suisse Commercial Mortgage Trust
5.642% due 02/15/2039 (g)		12,950	13,588
Credit Suisse Mortgage Capital Certificates
2.184% due 07/26/2049		11,208	8,022
3.060% due 04/26/2035		27,326	22,438
4.623% due 07/26/2037 (g)		13,847	10,497
4.642% due 02/27/2047 (g)		77,860	52,982
5.692% due 04/16/2049 (g)		10,000	10,577
6.500% due 07/26/2036 (g)		16,001	9,320
7.000% due 08/26/2036		20,932	10,004
7.000% due 08/27/2036		5,094	3,485
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 (g)		12,044	9,898
6.500% due 10/25/2021 (g)		6,687	5,912
CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 (g)		10,442	9,261
Debussy PLC
5.930% due 07/12/2025	GBP	18,250	30,695
8.250% due 07/12/2025		5,000	8,238
Deutsche ALT-A Securities, Inc.
6.000% due 10/25/2021 ^		$1,793	1,582
Diversity Funding Ltd.
0.000% due 02/10/2046	GBP	1,310	1,694
1.455% due 02/10/2046		5,938	9,355
2.305% due 02/10/2046		1,193	851
2.805% due 02/10/2046		1,170	319
4.055% due 02/10/2046		702	91
4.618% due 02/10/2046 ^		234	13
4.718% due 02/10/2046 ^		247	11
Emerald Mortgages PLC
0.247% due 07/15/2048	EUR	30,080	36,011
First Horizon Alternative Mortgage Securities Trust
2.251% due 08/25/2035 ^		$10,868	3,163
6.946% due 11/25/2036 (a)		2,484	631

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	59

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^	$1,074	$939
GMAC Commercial Mortgage Securities, Inc.
4.915% due 12/10/2041 (g)	7,958	7,999
Greenpoint Mortgage Funding Trust
0.355% due 12/25/2046 ^	5,129	2,921
GSR Mortgage Loan Trust
2.677% due 11/25/2035	376	345
6.500% due 08/25/2036 ^	1,635	1,384
HarborView Mortgage Loan Trust
0.343% due 01/19/2038	24	21
0.393% due 03/19/2036 (g)	25,483	18,668
0.403% due 01/19/2036 (g)	12,979	9,152
0.804% due 06/20/2035 (g)	15,563	13,015
1.054% due 06/20/2035 (g)	3,534	2,914
Impac CMB Trust
0.875% due 10/25/2034 (g)	468	412
Impac Secured Assets Trust
0.265% due 05/25/2037	27	18
IndyMac Mortgage Loan Trust
0.355% due 11/25/2046 (g)	6,946	4,858
0.405% due 02/25/2037	4,700	2,841
0.455% due 07/25/2036 (g)	970	794
2.714% due 02/25/2035	701	611
2.750% due 06/25/2037 ^(g)	8,149	6,127
4.851% due 03/25/2037	100	91
JPMorgan Alternative Loan Trust
0.355% due 06/25/2037 (g)	48,891	31,168
3.103% due 11/25/2036 ^(g)	10,290	10,085
5.960% due 12/25/2036 (g)	10,000	8,248
6.310% due 08/25/2036 (g)	5,000	4,047
JPMorgan Chase Commercial Mortgage Securities Trust
1.934% due 06/15/2045 (a)(g)	62,054	5,117
JPMorgan Mortgage Trust
2.571% due 06/25/2037 ^(g)	9,188	8,016
5.016% due 04/25/2037 ^(g)	8,154	7,704
5.552% due 10/25/2036	2,203	2,040
KGS Alpha SBA Trust
1.043% due 04/25/2038	6,725	322
Lavender Trust
5.500% due 09/26/2035	7,176	5,747
6.000% due 11/26/2036	16,957	11,908
LB Commercial Mortgage Trust
6.101% due 07/15/2044 (g)	10,913	12,045
LB-UBS Commercial Mortgage Trust
0.739% due 02/15/2040 (a)(g)	210,522	2,699
5.452% due 09/15/2039 (g)	7,751	8,204
Lehman Mortgage Trust
5.500% due 11/25/2035	162	156
6.000% due 08/25/2036	1,859	1,580
6.000% due 09/25/2036 ^	1,320	1,091

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 09/25/2037 ^(g)		$8,769	$7,831
7.250% due 09/25/2037 ^(g)		42,717	22,574
Lehman XS Trust
0.435% due 07/25/2037		30,864	11,294
0.655% due 07/25/2047		4,576	2,101
MASTR Adjustable Rate Mortgages Trust
0.355% due 05/25/2047 (g)		30,066	23,672
0.495% due 05/25/2047 ^		5,643	3,198
MASTR Alternative Loan Trust
0.505% due 03/25/2036 (g)		26,295	7,694
0.555% due 03/25/2036		33,607	9,950
MASTR Asset Securitization Trust
5.335% due 11/25/2033		490	67
Morgan Stanley Re-REMIC Trust
2.525% due 07/26/2035		26,634	20,444
2.610% due 01/26/2035		11,082	9,789
2.610% due 02/26/2037		6,285	5,231
5.212% due 09/26/2035		4,998	4,421
6.000% due 04/26/2036		7,969	7,072
Newgate Funding PLC
0.763% due 12/15/2050	GBP	2,200	3,035
1.334% due 12/15/2050	EUR	2,695	3,260
1.584% due 12/15/2050		5,146	6,035
1.813% due 12/15/2050	GBP	4,068	6,153
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047 (g)		$893	909
6.138% due 03/25/2047 (g)		14,577	14,834
6.347% due 03/25/2047 (g)		27,795	28,277
NovaStar Mortgage Funding Trust
0.345% due 09/25/2046		969	834
RBSSP Resecuritization Trust
2.089% due 07/26/2045		20,150	17,825
2.273% due 02/26/2036 (g)		9,868	6,668
2.715% due 05/26/2037		13,272	9,927
5.068% due 11/21/2035 ^(g)		17,795	14,920
6.000% due 03/26/2036 ^		9,198	7,128
9.505% due 11/26/2035 ^(g)		29,918	20,178
Residential Accredit Loans, Inc. Trust
0.335% due 07/25/2036 (g)		13,484	9,106
0.345% due 05/25/2037 (g)		28,564	24,090
1.115% due 01/25/2046 (g)		11,512	8,463
4.353% due 01/25/2036		1,506	1,162
6.000% due 08/25/2035		1,478	1,318
6.000% due 06/25/2036		3,516	2,871
6.000% due 08/25/2036 (g)		10,807	8,727
7.000% due 10/25/2037 (g)		19,307	15,550
Residential Asset Securitization Trust
5.500% due 07/25/2035		1,686	1,557
6.250% due 08/25/2037		5,145	3,115
Residential Funding Mortgage Securities, Inc. Trust
5.848% due 08/25/2036 (g)		5,300	4,827
5.850% due 11/25/2035 ^		424	408
6.000% due 04/25/2037 ^		3,382	3,027

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
0.524% due 07/20/2036		$2,155	$1,589
1.354% due 10/20/2027		1,370	1,136
Southern Pacific Securities PLC
4.059% due 12/10/2042	GBP	2,722	4,067
Structured Adjustable Rate Mortgage Loan Trust
2.706% due 04/25/2047 (g)		$4,770	3,838
4.400% due 08/25/2036 (g)		5,369	3,228
4.450% due 02/25/2037 (g)		14,632	11,084
5.122% due 07/25/2035 ^		1,694	1,491
Structured Asset Mortgage Investments Trust
0.325% due 03/25/2037 ^		3,670	999
0.345% due 07/25/2046 (g)		29,487	24,229
Suntrust Alternative Loan Trust
0.505% due 04/25/2036 ^(g)		25,671	9,113
SunTrust Alternative Loan Trust
6.996% due 04/25/2036 (a)		6,938	2,142
TBW Mortgage-Backed Trust
5.800% due 03/25/2037 (g)		14,644	7,812
6.120% due 03/25/2037 (g)		13,571	7,237
6.500% due 07/25/2036 (g)		27,114	15,797
WaMu Mortgage Pass-Through Certificates Trust
0.575% due 06/25/2044		446	416
0.865% due 06/25/2047 ^(g)		15,903	6,764
0.925% due 07/25/2047 (g)		34,272	30,018
0.995% due 10/25/2046 (g)		793	656
1.095% due 07/25/2046		2,920	2,533
1.115% due 02/25/2046		98	94
1.926% due 07/25/2047 ^		1,304	974
4.335% due 03/25/2037 ^(g)		8,396	7,760
4.579% due 02/25/2037 ^		592	549
Washington Mutual Mortgage Pass-Through Certificates Trust
0.395% due 01/25/2047 ^(g)		18,707	13,182
0.755% due 07/25/2036 (g)		12,920	8,171
6.000% due 04/25/2037 ^(g)		7,477	6,509
Wells Fargo Alternative Loan Trust
2.590% due 07/25/2037 (g)		9,101	7,768
5.750% due 07/25/2037		1,040	949
Wells Fargo Mortgage Loan Trust
5.597% due 04/27/2036		28,600	26,620
Wells Fargo Mortgage-Backed Securities Trust
2.609% due 10/25/2035		963	955
6.000% due 07/25/2036		591	601
6.000% due 09/25/2036		1,198	1,173
6.000% due 04/25/2037		374	366
6.000% due 06/25/2037		889	884
6.000% due 08/25/2037		1,952	1,951

Total Mortgage-Backed Securities (Cost $1,257,705)			1,536,418

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 25.3%
AMPAM Corp.
8.375% due 10/31/2018 †	$9,450	$9,296
Asset-Backed Funding Certificates Trust
1.205% due 03/25/2034	2,273	1,792
Bear Stearns Asset-Backed Securities Trust
0.705% due 06/25/2036 (g)	8,346	7,199
2.518% due 10/25/2036	2,118	1,608
Bombardier Capital Mortgage Securitization Corp.
7.440% due 12/15/2029 (g)	2,765	1,685
Citigroup Mortgage Loan Trust, Inc.
5.507% due 03/25/2036 ^	3,400	2,554
5.700% due 05/25/2036 ^	731	500
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031 (g)	9,889	7,964
7.970% due 05/01/2032 (g)	17,088	11,888
8.200% due 05/01/2031 (g)	29,313	24,549
9.163% due 03/01/2033 (g)	9,740	8,989
Conseco Financial Corp.
7.060% due 02/01/2031 (g)	7,000	7,185
Countrywide Asset-Backed Certificates
0.325% due 06/25/2047 (g)	15,111	13,485
0.355% due 04/25/2036 (g)	5,678	5,116
0.395% due 03/25/2047	8,000	4,282
0.415% due 01/25/2046 ^	23,222	6,585
0.575% due 06/25/2036	2,500	655
0.955% due 03/25/2033	29	27
1.535% due 12/25/2032	2,405	2,114
4.901% due 02/25/2036	849	844
5.220% due 07/25/2036	2,420	2,354
5.316% due 10/25/2046 (g)	492	387
5.505% due 04/25/2036	2,572	2,549
5.588% due 08/25/2036 (g)	2,690	2,642
Countrywide Home Equity Loan Trust
5.657% due 03/25/2034	2,967	4,895
Credit-Based Asset Servicing and Securitization LLC
5.484% due 10/25/2036 (g)	10,800	9,496
EMC Mortgage Loan Trust
0.605% due 12/25/2042	210	200
0.625% due 04/25/2042 (g)	10,918	9,887
2.405% due 04/25/2042	2,813	1,679
GMAC Mortgage Corp. Home Equity Loan Trust
6.249% due 12/25/2037 (g)	8,841	8,560
GSAA Home Equity Trust
6.205% due 03/25/2046 ^(g)	3,573	3,556
GSAMP Trust
2.030% due 06/25/2034	2,719	2,293
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
7.678% due 12/25/2031	1,589	727
Legg Mason Portfolio Trust
6.550% due 03/10/2020	31,110	31,110

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	61

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
5.575% due 06/24/2046 (g)		$9,335	$7,931
Long Beach Mortgage Loan Trust
1.205% due 02/25/2034		249	234
MASTR Asset-Backed Securities Trust
0.305% due 03/25/2036 (g)		10,710	6,854
0.535% due 01/25/2036		400	288
Morgan Stanley Home Equity Loan Trust
0.385% due 04/25/2037 (g)		39,435	25,747
Oakwood Mortgage Investors, Inc.
5.920% due 06/15/2031		9,227	4,801
6.610% due 06/15/2031		5,631	3,229
7.400% due 07/15/2030		24,742	17,080
7.405% due 06/15/2031		7,315	4,636
7.840% due 11/15/2029 (g)		5,375	5,273
8.490% due 10/15/2030		1,973	370
Popular ABS Mortgage Pass-Through Trust
1.405% due 08/25/2035		3,663	3,085
4.644% due 07/25/2035 (g)		12,633	11,031
Renaissance Home Equity Loan Trust
0.655% due 12/25/2033		36	35
Residential Asset Mortgage Products Trust
1.130% due 04/25/2034 (g)		11,872	10,241
Residential Asset Securities Corp. Trust
0.315% due 06/25/2036 (g)		6,933	6,661
0.395% due 08/25/2036		11,000	6,134
Sorin Real Estate CDO Ltd.
0.765% due 10/28/2046		7,481	4,937
Soundview Home Loan Trust
0.435% due 06/25/2037 (g)		11,718	7,104
5.655% due 10/25/2036		1,560	1,587
South Coast Funding Ltd.
0.493% due 01/06/2041		5,672	1,611
0.493% due 01/06/2041 (g)		187,350	53,207
Structured Asset Securities Corp.
6.155% due 05/25/2032 ^		7,881	3,973
Vanderbilt Acquisition Loan Trust
7.330% due 05/07/2032 (g)		1,483	1,618

Total Asset-Backed Securities (Cost $337,128)			386,319

SOVEREIGN ISSUES 6.3%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045 (c)	BRL	11,087	4,436
6.000% due 08/15/2050 (c)		231,095	92,222

Total Sovereign Issues (Cost $94,696)			96,658

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.6%

FINANCIALS 0.1%
EME Reorganization Trust	5,207,199	$716

UTILITIES 0.5%
PPL Corp.	245,814	8,073

Total Common Stocks (Cost $8,800)		8,789

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
AgriBank FCB
6.875% due 01/01/2024 (d)	36,000	3,847

Total Preferred Securities (Cost $3,600)		3,847

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.6%

REPURCHASE AGREEMENTS (f) 1.6%
		24,400

SHORT-TERM NOTES 5.2%
Fannie Mae
0.051% due 03/03/2015	$7,900	7,899
0.066% due 05/01/2015	14,500	14,497
0.142% due 06/01/2015	10,500	10,497
Federal Home Loan Bank
0.089% due 02/18/2015	1,500	1,500
0.091% due 02/18/2015	3,200	3,200
0.094% due 03/04/2015	500	500
0.096% due 03/04/2015	400	400
0.122% due 05/08/2015	23,100	23,095
Freddie Mac
0.091% due 01/14/2015	100	100
0.107% due 03/17/2015	300	300
0.117% due 04/15/2015	12,100	12,098
0.132% due 06/09/2015	5,700	5,698

		79,784

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
0.033% due 11/28/2014 - 03/05/2015 (b)(i)(k)	$12,535	$12,534

Total Short-Term Instruments (Cost $116,685)		116,718

Total Investments in Securities (Cost $2,365,025)		2,723,784

Total Investments 178.4% (Cost $2,365,025)		$2,723,784

Financial Derivative Instruments (h)(j) 0.3% (Cost or Premiums, net $(26,523))		4,682

Other Assets and Liabilities, net (78.7%)		(1,201,483)

Net Assets Applicable to Common Shareholders 100.0%		$1,526,983

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	7.734% - 8.500%	08/07/2019 - 08/08/2019	08/07/2014	$17,747	$18,099	1.18%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	10,200	10,350	0.68%

				$27,947	$28,449	1.86%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.000%	09/30/2014	10/01/2014	$7,000	U.S. Treasury Notes 2.125% due 09/30/2021	$(7,133)	$7,000	$7,000
IND	0.000%	09/30/2014	10/01/2014	17,400	U.S. Treasury Notes 2.625% due 11/15/2020	(17,755)	17,400	17,400

Total Repurchase Agreements						$(24,888)	$24,400	$24,400

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	63

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	0.400%	08/05/2014	11/06/2014	$	(7,926)	$(7,931)
	0.450%	08/13/2014	11/13/2014		(2,244)	(2,245)
	0.550%	08/22/2014	04/14/2016		(5,250)	(5,253)
	0.650%	07/21/2014	10/21/2014		(11,065)	(11,079)
	0.650%	07/23/2014	10/23/2014		(1,635)	(1,637)
	0.650%	09/15/2014	10/15/2014		(5,108)	(5,109)
	0.650%	09/23/2014	12/23/2014		(19,364)	(19,367)
	0.700%	09/16/2014	11/17/2014		(2,910)	(2,911)
	0.734%	08/14/2014	11/14/2014		(2,341)	(2,343)
	0.750%	09/09/2014	12/09/2014		(8,741)	(8,745)
	0.750%	09/15/2014	12/15/2014		(7,235)	(7,237)
	1.133%	07/24/2014	10/22/2014		(37,451)	(37,532)
	1.383%	07/24/2014	10/22/2014		(6,943)	(6,961)
	1.383%	09/08/2014	12/08/2014		(5,273)	(5,278)
	1.423%	04/16/2014	10/16/2014		(21,407)	(21,549)
	1.423%	04/17/2014	10/17/2014		(17,332)	(17,446)
	1.423%	05/06/2014	11/06/2014		(8,512)	(8,562)
	1.425%	06/20/2014	12/22/2014		(17,817)	(17,890)
	1.425%	07/22/2014	01/22/2015		(33,936)	(34,031)
	1.425%	09/24/2014	12/22/2014		(6,228)	(6,230)
	1.427%	07/23/2014	01/23/2015		(27,292)	(27,368)
	1.429%	09/05/2014	03/05/2015		(5,094)	(5,099)
	1.429%	09/24/2014	03/24/2015		(12,556)	(12,560)
	1.431%	09/29/2014	03/30/2015		(2,685)	(2,685)
	1.436%	07/30/2014	01/30/2015		(4,264)	(4,275)
BOS	1.300%	09/26/2014	10/27/2014		(5,717)	(5,718)
	1.438%	08/25/2014	11/25/2014		(6,039)	(6,048)
	1.438%	08/26/2014	11/26/2014		(11,136)	(11,152)
	1.484%	08/12/2014	11/12/2014		(15,534)	(15,566)
BPG	1.235%	09/11/2014	12/11/2014		(9,453)	(9,460)
BRC	0.550%	09/08/2014	10/08/2014		(7,053)	(7,055)
	0.650%	09/02/2014	10/02/2014		(14,959)	(14,967)
	0.650%	10/02/2014	11/04/2014		(15,201)	(15,201)
	0.850%	07/16/2014	10/17/2014	EUR	(4,780)	(6,048)
CFR	0.900%	09/29/2014	10/30/2014	GBP	(1,925)	(3,121)
DBL	1.204%	09/22/2014	10/22/2014	$	(5,642)	(5,644)
	1.388%	08/28/2014	11/28/2014		(10,355)	(10,369)
	1.734%	07/28/2014	10/29/2014		(31,947)	(32,047)
DEU	0.590%	09/24/2014	10/14/2014		(1,913)	(1,913)
	0.620%	09/04/2014	12/04/2014		(8,880)	(8,884)
FOB	1.493%	08/08/2014	10/08/2014		(16,821)	(16,859)
	1.494%	08/22/2014	10/23/2014		(77,326)	(77,454)
	1.495%	09/17/2014	11/17/2014		(8,886)	(8,891)
	1.497%	09/04/2014	11/04/2014		(4,399)	(4,404)
	1.497%	09/30/2014	10/01/2014		(1,194)	(1,194)
	1.499%	10/01/2014	12/01/2014		(1,174)	(1,174)
JPS	1.484%	09/18/2014	12/18/2014		(7,428)	(7,432)
MSC	1.100%	07/15/2014	10/15/2014		(11,695)	(11,723)
	1.150%	07/15/2014	10/15/2014		(7,041)	(7,059)
RBC	0.600%	08/12/2014	11/12/2014		(1,582)	(1,583)
	0.700%	09/16/2014	03/16/2015		(14,095)	(14,099)
	0.700%	09/18/2014	03/18/2015		(21,834)	(21,840)
	0.700%	09/22/2014	03/23/2015		(11,546)	(11,548)
	1.330%	09/23/2014	03/24/2015		(11,208)	(11,211)
	1.433%	05/14/2014	05/14/2015		(64,296)	(64,652)
RDR	(2.000%)	05/12/2014	05/12/2016		(1,273)	(1,263)

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	(2.000%)	05/23/2014	05/21/2016	$	(952)	$(945)
	0.500%	07/28/2014	10/28/2014		(11,627)	(11,638)
	0.550%	06/16/2014	12/16/2014		(9,884)	(9,900)
	0.590%	08/05/2014	11/06/2014		(4,455)	(4,459)
	0.600%	08/12/2014	11/12/2014		(6,164)	(6,169)
	1.230%	07/07/2014	10/07/2014		(38,499)	(38,612)
	1.240%	08/06/2014	11/06/2014		(15,227)	(15,256)
	1.240%	08/12/2014	11/12/2014		(47,601)	(47,683)
	1.240%	09/30/2014	11/06/2014		(2,869)	(2,869)
	1.320%	04/22/2014	10/22/2014		(1,696)	(1,706)
	1.320%	05/06/2014	11/06/2014		(6,000)	(6,033)
	1.320%	05/27/2014	11/28/2014		(14,058)	(14,123)
	1.320%	05/29/2014	12/01/2014		(9,038)	(9,079)
	1.320%	06/11/2014	12/11/2014		(12,391)	(12,442)
	1.330%	07/28/2014	01/28/2015		(13,145)	(13,177)
	1.330%	08/25/2014	02/25/2015		(2,948)	(2,952)
RYL	1.581%	09/25/2014	03/25/2015		(20,916)	(20,922)
	1.629%	05/20/2014	11/20/2014		(8,617)	(8,669)
	1.632%	05/20/2014	11/20/2014		(20,559)	(20,684)
SBI	0.983%	09/04/2014	12/04/2014		(9,033)	(9,040)
	0.984%	07/22/2014	10/22/2014		(15,849)	(15,880)
	1.080%	09/18/2014	03/18/2015		(6,423)	(6,426)
SOG	1.254%	09/23/2014	10/24/2014		(18,917)	(18,922)
	1.483%	09/08/2014	12/08/2014		(18,358)	(18,375)
	1.484%	08/07/2014	11/07/2014		(6,319)	(6,333)
	1.484%	09/15/2014	12/15/2014		(30,981)	(31,001)
UBS	0.360%	10/02/2014	11/03/2014	EUR	(15,476)	(19,547)
	0.400%	09/02/2014	10/02/2014		(15,547)	(19,643)
	0.450%	09/02/2014	12/02/2014	$	(12,445)	(12,450)
	0.580%	09/08/2014	12/02/2014		(11,832)	(11,836)
	0.580%	09/29/2014	12/02/2014		(1,695)	(1,695)
	0.620%	09/18/2014	12/18/2014		(13,183)	(13,186)
	0.650%	07/23/2014	10/23/2014	EUR	(8,155)	(10,314)
	0.650%	09/16/2014	12/16/2014	$	(4,483)	(4,484)
ULW	0.500%	07/23/2014	10/23/2014	EUR	(31,193)	(39,438)
	0.550%	07/23/2014	10/23/2014		(817)	(1,033)
	0.600%	07/23/2014	10/23/2014		(17,334)	(21,921)
	1.150%	07/16/2014	10/16/2014	GBP	(10,619)	(17,258)
	1.634%	04/24/2014	10/06/2014	$	(3,355)	(3,380)

Total Reverse Repurchase Agreements						$(1,226,382)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $1,188,298 at a weighted average interest rate of 1.156%.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	65

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(g)	Securities with an aggregate market value of $1,374,153 and cash of $479 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(281,323)	$0	$0	$(281,323)	$340,229	$58,906
BOS	7,000	(38,484)	0	0	(31,484)	47,004	15,520
BPG	0	(9,460)	0	0	(9,460)	12,424	2,964
BRC	0	(43,271)	0	0	(43,271)	50,358	7,087
CFR	0	(3,121)	0	0	(3,121)	3,335	214
DBL	0	(48,060)	0	0	(48,060)	74,380	26,320
DEU	0	(10,797)	0	0	(10,797)	11,762	965
FOB	0	(109,976)	0	0	(109,976)	153,726	43,750
IND	17,400	0	0	0	17,400	(17,755)	(355)
JPS	0	(7,432)	0	0	(7,432)	9,807	2,375
MSC	0	(18,782)	0	0	(18,782)	21,792	3,010
RBC	0	(124,933)	0	0	(124,933)	156,092	31,159
RDR	0	(198,306)	0	0	(198,306)	254,675	56,369
RYL	0	(50,275)	0	0	(50,275)	69,427	19,152
SBI	0	(31,346)	0	0	(31,346)	36,954	5,608
SOG	0	(74,631)	0	0	(74,631)	95,382	20,751
UBS	0	(93,155)	0	0	(93,155)	101,496	8,341
ULW	0	(83,030)	0	0	(83,030)	94,746	11,716

Total Borrowings and Other Financing Transactions	$24,400	$(1,226,382)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/18/2018	$282,700	$(4,387)	$(1,498)	$90	$0
Receive	3-Month USD-LIBOR	4.000%	06/20/2022	134,000	(16,733)	9,483	114	0
Pay	3-Month USD-LIBOR	3.000%	06/18/2024	128,000	5,293	3,744	0	(174)
Receive	3-Month USD-LIBOR	2.750%	03/20/2043	102,200	8,834	6,786	554	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	23,200	(2,815)	(2,764)	145	0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	44,200	(2,366)	242	271	0

					$(12,174)	$15,993	$1,174	$(174)

Total Swap Agreements					$(12,174)	$15,993	$1,174	$(174)

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(i)	Securities with an aggregate market value of $15,066 and cash of $77 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$0	$1,174	$1,174	$ 0	$0	$ (174)	$ (174)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		BRL	6,108	$		2,510	$16	$(1)
	10/2014		EUR	31,052			40,000	780	0
	10/2014	$		2,679		BRL	6,107	0	(184)
	11/2014			1,810			4,433	0	(15)

BPS	10/2014		BRL	7,034	$		2,870	0	(4)
	10/2014	$		3,061		BRL	7,034	0	(187)

BRC	10/2014		BRL	15,537	$		6,890	543	0
	10/2014		GBP	189			308	2	0
	10/2014	$		6,339		BRL	15,537	8	0
	01/2015		BRL	6,813	$		2,884	170	0

CBK	10/2014		GBP	188			305	1	0
	10/2014	$		20,427		EUR	15,548	0	(789)
	11/2014		GBP	1,340	$		2,185	13	0
	01/2015		BRL	19,574			8,291	494	0

DUB	10/2014		EUR	463			610	26	0

FBF	10/2014		BRL	58,966			25,411	1,321	0
	10/2014		EUR	464			612	26	0
	10/2014		GBP	185			306	7	0
	10/2014	$		25,042		BRL	58,966	12	(964)
	10/2014			189		EUR	143	0	(8)
	11/2014			1,215		BRL	2,946	0	(22)
	01/2015		BRL	51,772	$		21,933	1,312	0

GLM	10/2014			91,754			39,646	2,160	0
	10/2014		EUR	355			457	9	0
	10/2014	$		37,491		BRL	91,754	48	(54)
	01/2015		BRL	21,289	$		8,929	449	0

JPM	10/2014		EUR	5,465			7,041	139	0
	10/2014	$		45,419		EUR	35,116	0	(1,066)
	10/2014			99,220		GBP	60,789	0	(672)
	11/2014		EUR	480	$		612	5	0
	11/2014		GBP	60,789			99,194	674	0
	11/2014	$		3,139		GBP	1,924	0	(21)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	67

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSB	10/2014		BRL	30,361	$		12,599	$209	$(13)
	10/2014		EUR	112,001			147,830	6,367	0
	10/2014		GBP	60,228			99,890	2,251	0
	10/2014	$		12,813		BRL	30,361	0	(410)
	11/2014		BRL	30,361	$		12,700	406	0
	01/2015			4,574			1,942	121	0

RBC	10/2014			5,537			2,259	0	(3)
	10/2014	$		2,311		BRL	5,537	0	(49)

UAG	10/2014		BRL	130,324	$		54,392	1,197	(48)
	10/2014	$		55,807		BRL	130,324	0	(2,565)
	10/2014			126,611		EUR	98,992	0	(1,579)
	11/2014		BRL	107,852	$		45,488	1,816	0
	11/2014		EUR	98,992			126,636	1,578	0
	01/2015		BRL	23,022			9,913	743	0
Total Forward Foreign Currency Contracts								$22,903	$(8,654)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	$31,628	$(28,109)	$15,464	$0	$(12,645)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GLM	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL 9,900	$(14)	$(25)	$0	$(39)

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/ Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	5,941	Not Applicable, Fully Funded	02/11/2015	$878	$878	$519	$1,397	$0
	Receive	OGX Petroleo e Gas Participaceos S.A.	4,067	Not Applicable, Fully Funded	04/11/2015	722	722	(2)	720	0

							$1,600	$517	$2,117	$0

Total Swap Agreements							$(26,523)	$15,956	$2,117	$(12,684)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(k)	Securities with an aggregate market value of $11,765 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$796	$0	$0	$796	$(200)	$0	$0	$(200)	$596	$(260)	$336
BPS	0	0	0	0	(191)	0	0	(191)	(191)	0	(191)
BRC	723	0	0	723	0	0	0	0	723	(580)	143
CBK	508	0	0	508	(789)	0	0	(789)	(281)	170	(111)
DUB	26	0	2,117	2,143	0	0	0	0	2,143	(740)	1,403
FBF	2,678	0	0	2,678	(994)	0	(12,645)	(13,639)	(10,961)	11,013	52
GLM	2,666	0	0	2,666	(54)	0	(39)	(93)	2,573	(2,560)	13
JPM	818	0	0	818	(1,759)	0	0	(1,759)	(941)	582	(359)
MSB	9,354	0	0	9,354	(423)	0	0	(423)	8,931	(8,000)	931
RBC	0	0	0	0	(52)	0	0	(52)	(52)	0	(52)
UAG	5,334	0	0	5,334	(4,192)	0	0	(4,192)	1,142	(990)	152

Total Over the Counter	$22,903	$0	$2,117	$25,020	$(8,654)	$0	$(12,684)	$(21,338)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	69

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,174	$1,174

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,903	$0	$22,903
Swap Agreements	0	0	2,117	0	0	2,117

	$0	$0	$2,117	$22,903	$0	$25,020

	$0	$0	$2,117	$22,903	$1,174	$26,194

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$174	$174

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,654	$0	$8,654
Swap Agreements	0	12,645	0	0	39	12,684

	$0	$12,645	$0	$8,654	$39	$21,338

	$0	$12,645	$0	$8,654	$213	$21,512

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,022)	$(1,022)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(73)	$0	$(73)
Swap Agreements	0	5,649	0	0	0	5,649

	$0	$5,649	$0	$(73)	$0	$5,576

	$0	$5,649	$0	$(73)	$(1,022)	$4,554

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited) September 30, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(10,164)	$(10,164)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,556	$0	$18,556
Swap Agreements	0	780	497	0	(25)	1,252

	$0	$780	$497	$18,556	$(25)	$19,808

	$0	$780	$497	$18,556	$(10,189)	$9,644

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$15,801	$8,757	$24,558
Corporate Bonds & Notes
Banking & Finance	0	226,627	27,799	254,426
Industrials	0	159,428	10,350	169,778
Utilities	0	70,111	0	70,111
U.S. Government Agencies	0	36,726	0	36,726
U.S. Treasury Obligations	0	19,436	0	19,436
Mortgage-Backed Securities	0	1,497,046	39,372	1,536,418
Asset-Backed Securities	0	355,209	31,110	386,319
Sovereign Issues	0	96,658	0	96,658
Common Stocks
Financials	716	0	0	716
Utilities	8,073	0	0	8,073
Preferred Securities
Banking & Finance	0	3,847	0	3,847
Short-Term Instruments
Repurchase Agreements	0	24,400	0	24,400
Short-Term Notes	0	79,784	0	79,784
U.S. Treasury Bills	0	12,534	0	12,534

Total Investments	$8,789	$2,597,607	$117,388	$2,723,784

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,174	0	1,174
Over the counter	0	22,903	2,117	25,020
	$0	$24,077	$2,117	$26,194

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(174)	0	(174)
Over the counter	0	(21,338)	0	(21,338)
	$0	$(21,512)	$0	$(21,512)

Totals	$8,789	$2,600,172	$119,505	$2,728,466

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	71

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

(Unaudited) September 30, 2014

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$8,398	$509	$0	$62	$0	$(212)	$0	$0	$8,757	$(212)
Corporate Bonds & Notes
Banking & Finance	0	27,244	0	20	0	535	0	0	27,799	535
Industrials	1,253	10,200	0	0	0	(351)	0	(752)	10,350	150
Mortgage-Backed Securities	8,701	420	(1,074)	4	94	(55)	39,050	(7,768)	39,372	(27)
Asset-Backed Securities	89,615	0	(5,103)	1,149	3,005	6,558	0	(64,114)	31,110	0

	$107,967	$38,373	$(6,177)	$1,235	$3,099	$6,475	$39,050	$(72,634)	$117,388	$446

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$2,117	$0	$0	$2,117	$2,117

Totals	$107,967	$38,373	$(6,177)	$1,235	$3,099	$8,592	$39,050	$(72,634)	$119,505	$2,563

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$8,757	Third Party Vendor	Broker Quote	83.00-108.50
Corporate Bonds & Notes
Banking & Finance	4,524	Benchmark Pricing	Base Price	100.00
	13,575	Discounted Cash Flows	Credit Rating	B-BBB
			OAS Spread	600-950bps
			Yield	8.75-9.75
	9,700	Market Comparable Companies	Credit Rating	B-BB
			Net Debt to Equity Ratio	8-10x
			Yield	8.00-10.00
Industrials	10,350	Benchmark Pricing	Base Price	102.67
Mortgage-Backed Securities	39,050	Benchmark Pricing	Base Price	102.02
	322	Other Valuation Techniques (3)	—	—
Asset-Backed Securities	31,110	Indicative Market Quotation	Broker Quote	100.00

Financial Derivative Instruments - Assets
Over the counter	2,117	Indicative Market Quotation	Broker Quote	99.76-159.06

Total	$119,505

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

†	All or a portion of this security is owned by PDILS I LLC, which is a 100% owned subsidiary of the Fund.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited) September 30, 2014

1. ORGANIZATION

PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on January 19, 2011, February 16, 2005 and February 18, 2003, respectively, as closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”) and the rules and regulations thereunder. PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund are classified and managed as diversified funds, and PIMCO Dynamic Income Fund is classified and managed as a non-diversified fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. The same investment professionals that were responsible for managing each Fund’s portfolio prior to the transition continue to do so following the transition. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Fees and Expenses” below for additional information.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share. PIMCO Dynamic Income Fund issued 40,600,000 shares of common stock in its initial public offering. An additional 4,458,352 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,551,500 (representing approximately $0.03 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid in capital in excess of par.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	73

Notes to Financial Statements (Cont.)

passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions—Common Shares  The Funds intend to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for monthly distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse

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changes in securities markets or the Fund’s portfolio of investments, including derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU for the fiscal year ended March 31, 2014 as it follows the investment company reporting requirements under U.S. GAAP, and it did not have an impact on the Funds’ financial statements.

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Notes to Financial Statements (Cont.)

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of each Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Funds’ valuation policies, determine in good faith the fair value of the Funds’ portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or

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the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with

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Notes to Financial Statements (Cont.)

the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed,. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be

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Notes to Financial Statements (Cont.)

comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the portfolio manager’s expectation of principal and interest payments, fees and costs, and other unobservable inputs which may include credit rating, yield and option adjusted spread (“OAS”) of a security. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable companies valuation estimates fair value by using an internal model that utilizes comparable companies’ inputs such as the company’s credit rating, debt to equity ratios, market multiples derived from earnings before interest, taxes, depreciation and amortization (“EBITDA”), manager assumptions regarding such comparable companies and requested non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When

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a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations, Assignments, and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely

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Notes to Financial Statements (Cont.)

payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at September 30, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary

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Notes to Financial Statements (Cont.)

settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to rule changes implemented in 2013 by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator, and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to PIMCO Global StocksPLUS® & Income Fund. Compliance with the CFTC’s regulatory requirements could increase PIMCO Global StocksPLUS® & Income Fund’s expenses, adversely affecting its total return.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset

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Notes to Financial Statements (Cont.)

against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or

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paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific

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Notes to Financial Statements (Cont.)

factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to

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maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them

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Notes to Financial Statements (Cont.)

more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Manager minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash

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equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as

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Notes to Financial Statements (Cont.)

To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the CFTC, or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PDILS I LLC (the “Subsidiary”), a Delaware limited liability company, was formed as a wholly owned subsidiary of PIMCO Dynamic Income Fund for purposes of serving as an investment vehicle for the Fund to effect certain investments for the Fund consistent with PIMCO Dynamic Income Fund’s investment objectives and policies in effect from time to time. PIMCO Dynamic Income Fund’s investment portfolio has been consolidated and includes the portfolio holdings of both PIMCO Dynamic Income Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of PIMCO Dynamic Income Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. As of the date of this report, the only asset held by the Subsidiary was the AMPAM Parks Mechanical, Inc. senior loan, as reflected in PIMCO Dynamic Income Fund’s Consolidated Schedule of Investments. This structure was established so that the loan could be held

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by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiary to the PIMCO Dynamic Income Fund (amounts in thousands).

PIMCO Dynamic Income Fund
PDILS I LLC
Date of Formation	03/12/2013
Fund Net Assets	$1,526,983
Subsidiary % of Fund Net Assets	0.6%
Subsidiary Financial Statement Information
Total assets	$9,500
Total liabilities	202
Net assets	9,298
Total income	421
Net investment income (loss)	421
Net realized gain (loss)	0
Net change in unrealized appreciation (depreciation)	0
Increase (decrease) in net assets resulting from operations	$421

9. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (previously defined as the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 1.150% of PIMCO Dynamic Income Fund’s average daily total managed assets, 1.105% of PIMCO Global StocksPLUS® & Income Fund’s average daily total managed asset and 0.760% of PIMCO High Income Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding. For PIMCO Global StocksPLUS® & Income Fund and PIMCO Dynamic Income Fund, total managed assets refer to the total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). For these purposes, “leverage” includes amounts of leverage attributable to such instruments as reverse repurchase agreements, other borrowings and/or other forms of leverage. Management fees paid to PIMCO subsequent to the close of business on September 5, 2014 to September 30, 2014 for PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund were $2,166,372, $181,013 and $702,897, respectively.

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Notes to Financial Statements (Cont.)

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at an annual rate of 1.150% of PIMCO Dynamic Income Fund’s average daily total managed assets, 1.000% of PIMCO Global StocksPLUS® & Income Fund’s average daily total managed assets and 0.700% of PIMCO High Income Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees paid to AGIFM from April 1, 2014 to the close of business on September 5, 2014 for PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund were $13,562,251, $1,035,085 and $4,078,458, respectively.

Fund Expenses  Each Fund bears other expenses which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to the Agreement described above under “Management Fee.”

94	PIMCO CLOSED-END FUNDS

(Unaudited) September 30, 2014

Each of the Independent Trustees of the Funds also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM serves as investment adviser.

Prior to the close of business on September 5, 2014, including during the period of this report, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz-Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO-Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	95

Notes to Financial Statements (Cont.)

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Global StocksPLUS® & Income Fund	$1,026	$285
PIMCO High Income Fund	20,795	326,623
PIMCO Dynamic Income Fund	25,825	1,287

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee or officer of a Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Global StocksPLUS® & Income Fund	$133,684	$133,805	$17,435	$23,644
PIMCO High Income Fund	297,241	19,039	177,533	358,100
PIMCO Dynamic Income Fund	0	4,833	149,718	79,222

96	PIMCO CLOSED-END FUNDS

(Unaudited) September 30, 2014

13. AUCTION-RATE PREFERRED SHARES

Each series has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended September 30, 2014, the annualized dividend rates ranged from:

	Shares Issued and Outstanding	High	Low	As of September 30, 2014

PIMCO High Income Fund
Series M	2,336	0.160%	0.080%	0.112%
Series T	2,336	0.240%	0.080%	0.112%
Series W	2,336	0.144%	0.080%	0.112%
Series TH	2,336	0.128%	0.064%	0.096%
Series F	2,336	0.192%	0.080%	0.112%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates). As of September 30, 2014, the current multiplier for calculating the maximum rate is 160%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened by or against them.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	97

Notes to Financial Statements (Cont.)

(Unaudited) September 30, 2014

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (1)
PIMCO Global StocksPLUS® & Income Fund	$226,314	$30,471	$(5,792)	$24,679
PIMCO High Income Fund	1,607,539	106,130	(24,771)	81,359
PIMCO Dynamic Income Fund	2,365,025	402,576	(43,817)	358,759

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

16. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 1, 2014, the following distributions were declared to common shareholders payable November 3, 2014 to shareholders of record on October 14, 2014.

PIMCO Global StocksPLUS® & Income Fund	$0.18335 per common share
PIMCO High Income Fund	$0.121875 per common share
PIMCO Dynamic Income Fund	$0.191 per common share

On November 3, 2014, the following distributions were declared to common shareholders payable December 1, 2014 to shareholders of record on November 13, 2014.

PIMCO Global StocksPLUS® & Income Fund	$0.18335 per common share
PIMCO High Income Fund	$0.121875 per common share
PIMCO Dynamic Income Fund	$0.191 per common share

There were no other subsequent events identified that require recognition or disclosure.

98	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	ULW	UBS Ltd.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	SEK	Swedish Krona
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	TBD	To Be Determined

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	99

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results—PIMCO Global StocksPLUS® & Income Fund

The Fund held its annual meeting of shareholders on July 17, 2014. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Alan Rappaport — Class III to serve until the annual meeting for the 2017-2018 fiscal year	9,048,836	344,253
Re-election of John C. Maney† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	9,055,815	337,274

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, Bradford K. Gallagher, James A. Jacobson and William B. Ogden, IV continued to serve as Trustees of the Fund.

†	Interested Trustee

Special Shareholder Meeting Results—PIMCO High Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund

The Funds held a special meeting of shareholders on June 9, 2014 to vote on the approval of the new investment management agreement between the Funds and PIMCO, as discussed in the Notes to Financial Statements. The special meeting was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the proposal had not been received for any Fund at the time of the special meeting, the shareholders of each Fund present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. On July 10, 2014 the special meeting was reconvened, and common and preferred shareholders (if any) of each Fund voted as indicated below:

PIMCO High Income Fund	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO High Income Fund and Pacific Investment Management Company LLC	52,200,614	2,085,064	10,088,989

PIMCO Dynamic Income Fund	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO Dynamic Income Fund and Pacific Investment Management Company LLC	20,173,731	344,916	2,752,019

PIMCO Global StocksPLUS® & Income Fund	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO Global StocksPLUS® & Income Fund and Pacific Investment Management Company LLC	4,657,503	193,800	757,122

100	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees/Changes to Portfolio Managers

(Unaudited)

Changes to Boards of Trustees

Effective at close of business on September 5, 2014, Craig A. Dawson became a Class II Trustee of each of PIMCO High Income Fund and PIMCO Dynamic Income Fund and a Class I Trustee of PIMCO Global StocksPLUS® & Income Fund.

Changes to Portfolio Managers

Effective as of September 26, 2014, Alfred Murata and Mohit Mittal replaced William Gross as portfolio managers for PIMCO High Income Fund. There have not been any changes to the portfolio management of PIMCO Dynamic Income Fund or PIMCO Global StocksPLUS® & Income Fund.

Mr. Murata is a managing director and portfolio manager in PIMCO’s Newport Beach office on the mortgage credit team. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 14 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Mr. Mittal is a managing director and portfolio manager in PIMCO’s Newport Beach office. He manages investment grade credit and unconstrained bond portfolios and is the current chair for the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007. He has 7 years of investment experience and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

The Morningstar Fixed-Income Fund Manager of the Year award is based on the strength of the manager, performance, strategy, and firm stewardship.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	101

Investment Strategy Updates

(Unaudited)

PIMCO High Income Fund has adopted the following investment policy:

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The following risks are associated with the policy described above:

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

102	PIMCO CLOSED-END FUNDS

Matters Relating to the Trustees’ Consideration of the Investment

Management and Portfolio Management Agreements for PIMCO High

Income Fund and PIMCO Global StocksPLUS® & Income Fund	(Unaudited)

As discussed in Notes 1 and 8 in the Notes to Financial Statements, an Investment Management Agreement between each Fund and PIMCO (the “New Agreement”) became effective at the close of business on September 5, 2014, and at that time PIMCO replaced AGIFM as the investment manager of each Fund and ceased serving as each Fund’s sub-adviser. Prior thereto, each Fund had in place an Investment Management Agreement with AGIFM (the “Advisory Agreements”) and Portfolio Management Agreement between AGIFM and PIMCO (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Previous Agreements”), which terminated at the close of business on September 5, 2014. However, the terms of the Previous Agreements with respect to PIMCO High Income Fund and PIMCO Global StocksPLUS® & Income Fund (each, a “Renewal Fund” and, together, the “Renewal Funds”) would have terminated before the New Agreement took effect, and, therefore, the Trustees were asked to approve the continuance of the Previous Agreements with respect to the Renewal Funds for an additional term which would expire upon the effectiveness of the New Agreement or, in the event the New Agreement had not been approved by shareholders of a Renewal Fund, for an additional one-year period. The Investment Company Act of 1940, as amended, required that both the full Board of Trustees of each Renewal Fund (the “Board” or the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Previous Agreement. Accordingly, the Trustees met in person on June 23-24, 2014 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Previous Agreements with respect to the Renewal Funds. The Independent Trustees were assisted in their evaluation of the Previous Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

In connection with their deliberations regarding the continuation of the Previous Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by AGIFM or PIMCO under the applicable Previous Agreement.

In connection with their contract review meeting, the Trustees relied upon materials provided by AGIFM and PIMCO for the contract review meeting or for prior meetings which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Renewal Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Renewal Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Renewal Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and fees for other funds managed by PIMCO with similar investment strategies to those of PIMCO High Income Fund (there are no such similar Funds with respect to PIMCO Global StocksPLUS® & Income Fund), (iv) the estimated profitability to AGIFM from its relationship with the Renewal Funds for the one-year period ended December 31, 2013, (v) descriptions of various functions performed by AGIFM and PIMCO for the Renewal Funds, such as portfolio management, compliance monitoring and portfolio

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	103

Matters Relating to the Trustees’ Consideration of the Investment

Management and Portfolio Management Agreements for PIMCO High

Income Fund and PIMCO Global StocksPLUS® & Income Fund (Cont.)

trading practices, and (vi) information regarding the overall organization of AGIFM and PIMCO, including information regarding senior management, portfolio managers and other personnel who provided investment management, administrative and other services to the Renewal Funds.

The Trustees’ conclusions as to the continuation of the Previous Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Fund-specific performance results for the Renewal Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. The Trustees reviewed, among other information, comparative information showing performance of each Renewal Fund against its respective Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended December 31, 2013 (to the extent such Fund had been in existence).

In addition, it was noted that the Trustees considered matters bearing on the Renewal Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined AGIFM’s and PIMCO’s abilities to provide high-quality investment management and other services to the Renewal Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Renewal Funds; the ability of AGIFM and PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of AGIFM and PIMCO. In addition, the Trustees reviewed the quality of AGIFM’s and PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Renewal Funds; the nature and quality of certain administrative services AGIFM was responsible for providing to the Renewal Funds; and conditions that might have affected the AGIFM’s or PIMCO’s ability to provide high-quality services to the Renewal Funds in the future under the Previous Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Renewal Fund given its investment objective and policies, and that AGIFM and PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Previous Agreements.

In assessing the reasonableness of each Renewal Fund’s fees under the Previous Agreements, the Trustees considered, among other information, the Renewal Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

104	PIMCO CLOSED-END FUNDS

(Unaudited)

The Trustees specifically took note of how each Renewal Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Renewal Funds were not charged a separate administration fee (recognizing that their management fees included a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none existed for the Renewal Funds).

PIMCO High Income Fund

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and second quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of ten closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $243.8 million to $1.956 billion, and that two of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PIMCO Global StocksPLUS® & Income Fund

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund ranked first out of two funds for the one-year, three-year and five-year periods ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $115.5 million to $260.0 million, and that five of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

In addition to their review of Renewal Fund performance based on net asset value, the Trustees also considered the market value performance of each Renewal Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	105

Matters Relating to the Trustees’ Consideration of the Investment

Management and Portfolio Management Agreements for PIMCO High

Income Fund and PIMCO Global StocksPLUS® & Income Fund (Cont.)

The Trustees also considered the management fees charged by PIMCO to other funds with similar strategies to those of PIMCO High Income Fund, including open-end funds advised by PIMCO. The Trustees noted that the management fee paid by PIMCO High Income Fund is higher than the fees paid by the open-end fund offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Renewal Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to PIMCO High Income Fund. With respect to PIMCO Global StocksPLUS® & Income Fund, the Trustees were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile bearing any reasonable similarity to that Fund.

The Trustees also took into account that PIMCO High Income Fund has preferred shares outstanding, which increased the amount of management fees payable by the Fund under the Previous Agreements (because the Fund’s fees were calculated based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). They also took into account that the use of other forms of leverage by PIMCO Global StocksPLUS® & Income Fund, such as through the use of reverse repurchase agreements, increased the amount of management fees payable by that Fund under the Previous Agreements (because the Fund’s fees were calculated based on total managed assets, including assets attributable to certain forms of leverage). The Trustees took into account that AGIFM and PIMCO had a financial incentive for the Renewal Funds to have preferred shares and/or other forms of leverage outstanding, which may have created a conflict of interest between AGIFM and PIMCO, on the one hand, and the Renewal Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by AGIFM and PIMCO and related presentations as to why the Renewal Funds’ use of leverage continues to be appropriate and in the best interests of the Renewal Funds under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Renewal Funds solely as it determines to be in the best interests of the Renewal Funds from an investment perspective and without regard to the level of compensation AGIFM or PIMCO receive.

Based on a profitability analysis provided by AGIFM, the Trustees also considered the estimated profitability to AGIFM from its relationship with each Renewal Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Renewal Funds do not currently intend to raise additional assets, so the assets of the Renewal Funds will grow (if at all) principally through the investment performance of each Renewal Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Previous Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to AGIFM and PIMCO, such as reputational value derived from serving as investment manager and sub-adviser to the Renewal Funds and research, statistical and quotation services AGIFM and PIMCO may receive from broker-dealers executing the Renewal Funds’ portfolio transactions on an agency basis.

106	PIMCO CLOSED-END FUNDS

(Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Renewal Fund, within the context of their overall conclusions regarding the Previous Agreements and based on the information provided and related representations made by management, that they were satisfied with AGIFM’s and PIMCO’s responses and efforts relating to the investment performance of such Renewal Fund. The Trustees also concluded that the fees payable under each Previous Agreement represented reasonable compensation in light of the nature, extent and quality of services provided by AGIFM or PIMCO, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Previous Agreements was in the best interests of each Renewal Fund and its shareholders, and should be approved.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	107

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund.

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CEF4004SAR_093014

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Income Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	November 25, 2014

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer, Principal Financial & Accounting Officer

Date:	November 25, 2014